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                                  OFFICE LEASE








                 "NEW WORLD TOWER" - 100 N. BISCAYNE BOULEVARD










                                    LANDLORD:




                               NWT PARTNERS, LTD.












                                     TENANT:




                            PT-1 COMMUNICATIONS, INC.








                                    PREMISES:



                                   SUITE 1900




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


                                BASIC TERM SHEET

                                  OFFICE LEASE

                  "NEW WORLD TOWER" - 100 N. BISCAYNE BOULEVARD


The following provisions and terms are incorporated as Sections 1.2 and 1.3 in the Lease between Landlord and Tenant.

         1.2.1 -           LANDLORD:             NWT Partners, Ltd.
         1.2.2 -           TENANT:               PT-1 COMMUNICATIONS, INC.
         1.2.3 -           BUILDING:             100 N. Biscayne Blvd.
                                                 Miami, Florida 33132
                                                 which is currently known as New
                                                 World Tower and which includes
                                                 the adjacent parking garage.
         1.2.4 -             PREMISES:           Suite  1900,  having a gross
                                                 leasable area which  Landlord
                                                 and Tenant designate for
                                                 purposes of this Lease to be
                                                 10,353  square feet.
         1.2.5 -           USE OF PREMISES:  For the  operation  of
                           telecommunications  equipment  and its related
                           facilities and for general office use.
         1.2.6 -           TENANT'S TRADE NAME: n/a
         1.2.7 -           LEASE  TERM:  ten (10)  year(s),  and four  (4)
                           months  unless  otherwise  extended  or shortened.
         1.2.8 -           LEASE COMMENCEMENT DATE (SECTION 1.6) ):  November 1,
                           1997
                           LEASE EXPIRATION DATE   (SECTION 1.6): Ten years from
                           Rent Commencement Date
         1.2.9 -           RENT COMMENCEMENT DATE (SECTION 1.7): March 1, 1998
         1.2.10 -          FIXED  MINIMUM  RENT  (SECTION  2.1):  $2,299,535.70
                           payable the first of each month as follows, plus all applicable taxes:

         Lease Year                  Annual Rent                Monthly Rent
         1                           $191,530.50                $15,960.88
         2                            199,191.72                 16,599.31
         3                            207,159.39                 17,263.28
         4                            215,455.76                 17,953.81
         5                            224,063.60                 18,671.97
         6                            233,026.14                 19,418.84
         7                            242,347.18                 20,195.60
         8                            252,041.07                 21,003.42
         9                            262,122.71                 21,843.56
         10                           272,607.62                 22,717.30

         1.2.11       -     Fixed Minimum Rent Increase(s)- n/a Section 2.2 is
                            deleted
                            Adjustment Dates (Section 2.2):n/a
                            Basic Standard (Base Month):n/a
         1.2.12       -     Construction Plans Submission Date:Prior to
                            commencement of construction pursuant to article

                                                        _______________/  JK
                                                               LANDLORD   TENANT

                            V.
         1.2.13       -     Landlord's Contribution: $103,530.00 which shall be
                            credited against the amount of Fixed Minimum rent due and payable from the Rent Commencement Date until the amount of the Landlord's contribution shall have been credited to Tenant in full (the
                            "Abatement Months"), provided, however, that any material default under this lease by Tenant shall terminate Landlord's obligation to give any credit hereunder, and the entire Rent otherwise due and payable for the Abatement Months shall become immediately due and payable by Tenant to Landlord, unless the default has been cured by Tenant within the time period provided therefor in this Lease.

         1.2.14       -     Security Deposit (Section 10.1): $ $31,921.76 plus
                            the first month's rent together with sales tax, in the amount of $16,998.34

         1.2.15       -     Tenant's Participation In Operating Expenses and
                            Taxes (Section 4.1):
                            Proportionate Share: 3.521% determined in accordance with BOMA Standard Z65.1 - 1996
                            Base Operating Year: 1998; Base Tax Year: 1998
                            First Operating Expense Adjustment Payment Date:
                            January 1, 1999.
                            First Tax Adjustment Payment Date: January 1, 1999.

         1.2.16       -     Addresses for Notices (Section 12.1)
                            Tenant:        PT-1 Communications, Inc.
                                           30-50 Whitestone Expressway
                                           Flushing, New York 11354
                                           Attention: Mr. Jeffrey A. Hecht

                            after the Lease Commencement Date, the Premises

                            Landlord:    NWT Partners, Ltd., a _____________
                                         Limited Partnership
                                         1111 Lincoln Road Mall,Suite 800
                                         Miami Beach, Florida 33139
                                         Attn: David Garfinkle

                           With a copy to:

                                         Building Manager
                                         New World Tower
                                         100 N. Biscayne Blvd., Suite 605
                                         Miami, FL   33132

         1.2.17       -     Guarantors: N/A

         1.2.18       -     Additional Terms:
         1.2.19             PARKING: Tenant shall have the right (but no
                            obligation to use) ten (10) parking spaces in the Building parking facilities, at the then standard rate for parking in such facilities. The rate at the time of execution of this instrument is $85.00 per space per month, plus applicable taxes. Tenant may elect, by notice duly given to Landlord, to reduce the number of spaces which it is allocated but, if it does so, Landlord shall not be

                                                        _______________/  JK
                                                               LANDLORD   TENANT
                            obligated to increase the number of spaces in the future.

                            Tenant Improvements: Tenant shall perform all Tenant Initial Improvements at its cost subject to the terms of Article V as to Tenant's obligations thereunder and as set forth in the Telecommunications Rider.

         1.3          -     Exhibit A - Legal Description
                            Exhibit B - Site Plan
                            Exhibit C - Rules and Regulations
                            TELECOMMUNICATIONS RIDER
                            CO-LOCATION RIDER

                                                        _______________/  JK
                                                               LANDLORD   TENANT

                                             TABLE OF CONTENTS
                                                                                                               PAGE
                                                                                                               ----
                                                 ARTICLE I

                               LANDLORD COVENANTS; PRIMARY LEASE PROVISIONS;
                                 EXHIBITS; PREMISES; USE OF PREMISES; TERM

Section 1.1                  COVENANTS OF LANDLORD'S AUTHORITY AND QUIET ENJOYMENT................................1
Section 1.2                  PRIMARY LEASE PROVISIONS.............................................................1
Section 1.3                  EXHIBITS.............................................................................1
Section 1.4                  PREMISES LEASED BY TENANT............................................................1
Section 1.5                  USE OF PREMISES......................................................................2
Section 1.6                  LEASE TERM...........................................................................2
Section 1.7                  RENT COMMENCEMENT DATE...............................................................2
Section 1.8                  LEASE YEAR...........................................................................2
Section 1.9                  ACCEPTANCE OF PREMISES...............................................................2

                                                 ARTICLE II

                                                    RENT

Section 2.1                  FIXED MINIMUM RENT...................................................................2
Section 2.2                  FIXED MINIMUM RENT INCREASE..........................................................3
Section 2.3                  LATE PAYMENT ADMINISTRATIVE FEE......................................................4
Section 2.4                  ADDITIONAL RENT - DEFINITION.........................................................4
Section 2.5                  SALES TAX............................................................................5

                                                ARTICLE III

                                                  SERVICES

Section 3.1                  SERVICES OF LANDLORD.................................................................5
Section 3.2                  SERVICES OF TENANT...................................................................6
Section 3.3                  NO EVICTION..........................................................................6
Section 3.4                  SECURITY.............................................................................7
Section 3.5                  PARKING..............................................................................7

                                                 ARTICLE IV

                                        OPERATING EXPENSES AND TAXES

Section 4.1                  TENANT'S PARTICIPATION IN OPERATING EXPENSES AND TAXES...............................7
Section 4.2                  DEFINITION OF OPERATING EXPENSES.....................................................8
Section 4.3                  TENANT'S TAXES.......................................................................8
Section 4.4                  TAXES INCLUDED.......................................................................8
Section 4.5                  RECEIPT OF NOTICES...................................................................9

                                                 ARTICLE V

                                       TENANT'S INITIAL IMPROVEMENTS

Section 5.1                  CONSTRUCTION PLANS...................................................................9
Section 5.2                  PLANS REVIEW........................................................................10
Section 5.3                  PAYMENT.............................................................................11
Section 5.4                  TENANT DELAY........................................................................11
Section 5.5                  SUBSTANTIAL COMPLETION..............................................................12
Section 5.6                  EARLY OCCUPANCY.....................................................................13
Section 5.7                  REVISIONS...........................................................................13
Section 5.8                  COMPLETION DUE DILIGENCE............................................................13

                                                        _______________/  JK
                                                               LANDLORD   TENANT

                                                 ARTICLE VI

                          ADDITIONS, ALTERATIONS, REPLACEMENTS, AND TRADE FIXTURES

Section 6.1                  BY LANDLORD.........................................................................14
Section 6.2                  BY TENANT...........................................................................15
Section 6.3                  CONSTRUCTION INSURANCE AND INDEMNITY................................................15
Section 6.4                  MECHANIC'S LIENS AND ADDITIONAL CONSTRUCTION........................................16
Section 6.5                  TRADE FIXTURES......................................................................17
Section 6.6                  RIGHT OF ENTRY......................................................................18

                                                ARTICLE VII

                                          INSURANCE AND INDEMNITY

Section 7.1                  TENANT'S INSURANCE..................................................................18
Section 7.2                  EXTRA HAZARD INSURANCE PREMIUMS.....................................................19
Section 7.3                  INDEMNITY...........................................................................20

                                                ARTICLE VIII

                                    DAMAGE, DESTRUCTION AND CONDEMNATION

Section 8.1                  DAMAGE OR DESTRUCTION BY FIRE OR OTHER CASUALTY.....................................20
Section 8.2                  CONDEMNATION........................................................................21

                                                 ARTICLE IX

                                             DEFAULT, REMEDIES

Section 9.1                  DEFAULT.............................................................................22
Section 9.2                  REMEDIES............................................................................23
Section 9.3                  TERMINATION.........................................................................23
Section 9.4                  NO REINSTATEMENT AFTER TERMINATION..................................................24
Section 9.5                  RETENTION OF SUMS AFTER TERMINATION.................................................24
Section 9.6                  RE-ENTRY............................................................................24
Section 9.7                  SUMS COLLECTED UPON RELETTING.......................................................25
Section 9.8                  NO EFFECT ON SUIT...................................................................25
Section 9.9                  WAIVER OF RIGHTS OF REDEMPTION......................................................26
Section 9.10                 USE OF WORD "RE-ENTRY"..............................................................26
Section 9.11                 LANDLORD'S RIGHT TO CURE TENANT'S DEFAULTS..........................................26
Section 9.12                 LANDLORD'S EXPENSES.................................................................26

                                                 ARTICLE X

                                                  SECURITY

Section 10.1                 SECURITY DEPOSIT....................................................................27
Section 10.2                 PERSONAL PROPERTY...................................................................28

                                                 ARTICLE XI

                                        ADDITIONAL TENANT AGREEMENTS

Section 11.1                 MORTGAGE FINANCING AND SUBORDINATION................................................28
Section 11.2                 ASSIGNMENT OR SUBLETTING............................................................29
Section 11.3                 TENANT'S NOTICE TO LANDLORD OF DEFAULT..............................................30
Section 11.4                 SHORT FORM LEASE....................................................................30
Section 11.5                 SURRENDER OF PREMISES AND HOLDING OVER..............................................30
Section 11.6                 ESTOPPEL CERTIFICATE................................................................31
Section 11.7                 DELAY OF POSSESSION.................................................................31

                                                        _______________/  JK
                                                               LANDLORD   TENANT

Section 11.8                 COMPLIANCE WITH LAW.................................................................31
Section 11.9                 RULES AND REGULATIONS...............................................................33
Section 11.10                ABANDONMENT.........................................................................33
Section 11.11                LANDLORD'S LIEN.....................................................................33

                                                ARTICLE XII

                                          MISCELLANEOUS PROVISIONS

Section 12.1                 NOTICES.............................................................................34
Section 12.2                 ENTIRE AND BINDING AGREEMENT........................................................35
Section 12.3                 PROVISIONS SEVERABLE................................................................35
Section 12.4                 CAPTIONS............................................................................35
Section 12.5                 RELATIONSHIP OF THE PARTIES.........................................................35
Section 12.6                 ACCORD AND SATISFACTION.............................................................35
Section 12.7                 BROKER'S COMMISSION.................................................................35
Section 12.8                 CORPORATE AND PARTNERSHIP STATUS....................................................36
Section 12.9                 MISCELLANEOUS.......................................................................36
Section 12.10                FINANCIAL STATEMENTS................................................................37
Section 12.11                RELOCATION..........................................................................38
Section 12.12                NON-WAIVER PROVISIONS...............................................................38
Section 12.13                RADON GAS...........................................................................38

                                                        _______________/  JK
                                                               LANDLORD   TENANT

                                  OFFICE LEASE

                  "NEW WORLD TOWER" - 100 N. BISCAYNE BOULEVARD

         THIS LEASE ("Lease") is made and entered into as of this ___________ day of _______________________________, 19__ by and between Landlord and Tenant.

         Landlord demises and rents to Tenant, and Tenant leases from Landlord, the Premises now existing in Landlord's Building, upon the terms, covenants and conditions contained herein.

                                    ARTICLE I

                  LANDLORD COVENANTS; PRIMARY LEASE PROVISIONS;
                    EXHIBITS; PREMISES; USE OF PREMISES; TERM

         Section 1.1      COVENANTS OF LANDLORD'S AUTHORITY AND QUIET ENJOYMENT.

         Landlord represents and covenants that (a) prior to commencement of the Lease Term, it will have either good title to or a valid leasehold interest in the land and Building of which the Premises form a part, and (b) upon performing all of its obligations under this Lease, Tenant shall peacefully and quietly have, hold and enjoy the Premises for the Lease Term.

         Section 1.2      PRIMARY LEASE PROVISIONS.

         The provisions and terms of Sections 1.2.1 through 1.2.18 of the Basic Term Sheet are incorporated in this Lease as a part of this Section 1.2, and are subject to the additional provisions of this Lease.

         Section 1.3      EXHIBITS.

         The exhibits, riders and attachments described on the Basic Term Sheet are incorporated in and made part of this Lease as part of this Section 1.3.

         Section 1.4      PREMISES LEASED BY TENANT.

                  1.4.1 The Premises are leased by Tenant from Landlord. The approximate boundaries and location of the Premises are outlined on the Site Plan diagram of the Building (Exhibit "B"), which sets forth the general layout of the Building but which shall not be deemed to be a warranty, representation, or agreement upon the part of the Landlord that the Building and layout will be exactly as indicated on said diagram.

                  1.4.2 The Premises, for the purpose of this Lease, shall extend to the exterior faces of all walls or to the building line where there is no wall, or to the center line of those walls separating the Premises from other premises in the Building, together with the appurtenances specifically granted in this Lease, but reserving and excepting to Landlord the use of the exterior walls and the roof and the right to install, maintain, use, repair and replace pipes, ducts, conduits, and wires leading through the Premises in locations which will not materially interfere with Tenant's use thereof, or which serve other parts of the Building.

                                                        _______________/  JK
                                                               LANDLORD   TENANT

         Section 1.5       USE OF PREMISES.

         The Premises shall be used and occupied only for the Use specified in the Basic Term Sheet, under Tenant's Trade Name specified in the Basic Term Sheet, and for no other purpose or purposes without Landlord's prior written consent. Tenant shall, at its own risk and expense, obtain all governmental licenses and permits necessary for such use.

         Section 1.6       LEASE TERM.

         The Lease Commencement Date, the Lease Term and the Lease Termination Date shall be for the period specified in the Basic Term Sheet, unless sooner terminated or extended as provided in this Lease.

         Section 1.7       RENT COMMENCEMENT DATE.

         Tenant shall commence payment of Rent ON THE Rent Commencement Date. If the Rent Commencement Date falls on a day other than the first day of a calendar month, the Fixed Minimum Rent for such month shall be prorated on a per diem basis, calculated on the basis of a thirty (30) day month.

         Section 1.8       LEASE YEAR.

         For purpose of this Lease, the term "Lease Year" is defined to mean a calendar year (beginning January 1 and extending through December 31 of any given year). Any portion of a year which is less than a Lease Year, that is, from the Lease Commencement Date through the next December 31, and from the last January 1 falling within the Lease Term through the last day of the Lease Term, shall be defined as a Partial Lease Year.

         Section 1.9       ACCEPTANCE OF PREMISES.

         Tenant acknowledges that it has fully inspected and accepts the Premises in their present condition and "as is", except as indicated in
Article V and in the Basic Term Sheet if applicable, and that the same are suitable for the use specified in the Basic Term Sheet.

                                   ARTICLE II

                                      RENT

         Section 2.1       FIXED MINIMUM RENT.

                  2.1.1 The total Fixed Minimum Rent for the Lease Term as specified in the Basic Term Sheet shall be payable by Tenant as specified in the Basic Term Sheet.

                  2.1.2 The phrase "Fixed Minimum Rent" shall be the Fixed Minimum Rent specified above, payable monthly in advance on the first day of each month, without prior demand therefore and without any deduction or setoff whatsoever. In addition, Tenant covenants and agrees to pay Landlord all applicable sales or other taxes which may be imposed on the above specified rents or payments hereinafter provided for to be received by Landlord when each such payment is made.

                                                        _______________/  JK
                                                               LANDLORD   TENANT

         Section 2.2       INTENTIONALLY DELETED

         Section 2.3       LATE PAYMENT ADMINISTRATIVE FEE.

         If a Rent payment is not received within five (5) days after its due date, administrative fees and late charges of $50.00, plus an ongoing charge of 18% (annual rate, which shall accrue on the unpaid Rent including Additional Rent) shall become immediately due and payable from Tenant to Landlord, without notice or demand. This provision for administrative fees and late charges is not, and shall not be deemed, a grace period. In the event any check, bank draft or negotiable instrument given for any payment under this Lease shall be dishonored at any time for any reason whatsoever not attributable to Landlord, Landlord shall be entitled, in addition to any other remedy that may be available, to an administrative charge of Two
Hundred Dollars ($200.00). Such administrative fees and late charges are neither penalties nor interest charges, but liquidated damages to defray administrative, collection, and related expenses due to Tenant's invalid payment or to Tenant's failure to make such Rent payment when due. An additional administrative fee and late charge shall become immediately due and payable on the first day of each month for which all or a portion of a Rent payment (together with any administrative fee and late charge) remains unpaid. Landlord, at its option, may deduct any such charge from any Security Deposit held by Landlord and, in such event, Tenant shall immediately deposit a like amount with Landlord in accordance with the terms of Section 10.1. All sums which Tenant shall be obligated to pay to Landlord from time to time pursuant to this Lease shall be deemed part of the Rent. In the event of the nonpayment by Tenant of such sums, Landlord shall have the same rights and remedies by reason of such nonpayment as if Tenant had failed to pay any Rent.

         Section 2.4       ADDITIONAL RENT - DEFINITION.

         In addition to the foregoing Fixed Minimum Rent and Fixed Minimum Rent Increase, all payments to be made under this Lease by Tenant to Landlord shall be deemed to be and shall become Additional Rent hereunder and, together with Fixed Minimum Rent, shall be included in the term "Rent" whenever such term is used in this Lease. Unless another time is expressly provided for the payment thereof, any Additional Rent shall be due and payable on demand or together with the next succeeding installment of Fixed Minimum Rent, whichever shall first occur, together with all applicable State taxes and interest thereon at the then prevailing legal rate, and Landlord shall have the same remedies for failure to pay the same as for non-payment of Fixed Minimum Rent. Landlord, at its election, shall have the right to pay or do any act which requires the expenditure of any sums of money by reason of the failure or neglect of Tenant to perform any of the provisions of this Lease, and in the event Landlord elects to pay such sums or do such acts requiring the expenditure of monies, all such sums so paid by Landlord, together with interest thereon, shall be deemed to be Additional Rent and payable as such by Tenant to Landlord upon demand.

         Section 2.5       SALES TAX.

         Together with each payment of Rent or other sum on which such tax may be due, Tenant shall pay to Landlord a sum equal to

                                                        _______________/  JK
                                                               LANDLORD   TENANT
any applicable sales tax, tax on rents, and any other charges, taxes, and/or impositions now in existence or subsequently imposed based upon the privilege of renting the Premises or upon the amount of rent collected. Tenant's liability for such taxes and/or impositions shall be payable whether assessed at the time the Rent payment is made or retroactively, and shall survive the termination or expiration of this Lease.

                                   ARTICLE III

                                    SERVICES

         Section 3.1       SERVICES OF LANDLORD.

                  3.1.1 Landlord shall maintain the public and common areas of the Building, including lobbies, stairs, elevators, corridors and restrooms, the windows in the Building, the mechanical, plumbing and electrical equipment serving the Building, and the structure itself in reasonably good order and condition except for damage occasioned by the act of Tenant, which damage shall be repaired by Landlord at Tenant's expense.

                  3.1.2 Landlord shall furnish the Premises with (a) electricity for lighting and the operation of standard office machines, (b) elevator service, if applicable (c) lighting replacement (for building standard lights), (d) standard restroom supplies, and (e) window washing with reasonable frequency, during the times and in the manner that such services are customarily furnished in comparable office buildings in the area. Landlord shall not be in default hereunder or be liable for any damages directly or indirectly resulting from, nor shall the rental herein reserved be abated by reason of (i) the installation, use or interruption of use of any equipment in connection with the furnishing of any of the foregoing services, (ii) failure to furnish or delay in furnishing any such services when such failure or delay is caused by accident or any condition beyond the reasonable control of Landlord or by the making of necessary repairs or improvements to the Premises or to the Building, or other cause other than Landlord's willful malfeasance, or (iii) the limitation, curtailment, rationing or restrictions on use of water, electricity, gas or any other form of energy serving the Premises or the Building. Landlord shall use reasonable efforts diligently to remedy any interruption in the furnishing of such services. Notwithstanding anything herein contained to the contrary, Landlord agrees to give no less than twenty four (24) hours advance notice to Tenant of any planned interruption of services, except in the case of an emergency interruption, as to which Landlord shall have no such obligation.

                  3.1.3 Whenever heat generating equipment or lighting other than Building standard lights are used in the Premises by Tenant which affect the temperature otherwise maintained by the air conditioning system, Landlord shall have the right, after notice to Tenant, to install supplementary air conditioning facilities in the Premises or otherwise modify the ventilating and air conditioning systems serving the Premises, and the cost of such facilities and modifications shall be borne by Tenant. Tenant shall also pay, as Additional Rent, the cost of providing all cooling and heat energy to the Premises in excess of that required for normal office use or during hours requested by Tenant when air conditioning or heat is not

                                                        _______________/  JK
                                                               LANDLORD   TENANT
otherwise furnished by Landlord. If Tenant installs lighting requiring power in excess of that required for normal office use in the Building, or if Tenant installs equipment requiring power in excess of that required for normal desk-top office equipment or normal copying equipment, Tenant shall pay for the cost of such excess power as Additional Rent, together with the cost of installing any additional risers or other facilities that may be necessary to furnish such excess power to the Premises.

         Section 3.2       SERVICES OF TENANT.

         Tenant shall, at Tenant's own expense, keep the Premises in good repair and tenantable condition during the Term, except only for reasonable wear and tear. Tenant shall, at Tenant's expense but under the direction of Landlord, promptly repair (and make replacements where necessary) any injury or damage to the Building and the property of which it is a part ("Property"), including, but not limited to, any and all broken glass, caused by Tenant or Tenant's officers, personnel, agents, employees, servants, licensees, invitees, guests, patrons, or customers. Tenant shall shampoo and replace carpeting, wash walls and ceilings, and otherwise maintain the appearance of the Premises and contents thereof at Tenant's expense. Tenant shall install, operate and maintain at Tenant's sole cost and expense its own Air Conditioning system and shall pay for the installation of an electrical submeter so that the cost of all electricity to the premise is paid for by Tenant.

         Section 3.3       NO EVICTION.

         The services described in this Article III shall be provided as long as this Lease is in full force and effect, no Event of Default by Tenant exists, and no event has occurred which but for notice and/or the passage of time would constitute an Event of Default by Tenant, subject to interruption caused by unavoidable delay, force majeure or acts of God, and conditions and causes beyond the control of Landlord. Furthermore, Landlord reserves the right to stop the service of the air-cooling, elevator, electrical, plumbing or other mechanical systems or facilities in the Building when necessary, by reason of accident or emergency, or for repairs, additions, alterations, replacements, decorations or improvements desirable or necessary to be made in the judgment of Landlord, until such repairs, alterations, replacements or improvements shall have been completed. Landlord shall undertake to diligently commence and work toward completion of all necessary repairs. All discretionary repairs shall be done in a manner and at times, whenever reasonably appropriate, so as not to unnecessarily interfere with Tenant's Use (although Landlord need not pay additional costs in order to make such arrangements). Landlord shall have no responsibility or liability for interruption, curtailment or failure to supply cooled or outside air, heat, elevator, plumbing or electricity when prevented by exercising its right to stop service or by Unavoidable Delay or by any cause whatsoever beyond Landlord's control or by human occupancy factors, or by failure of independent contractors to perform, or by Legal Requirements, or by mandatory energy conservation, or if Landlord elects voluntarily to cooperate in energy conservation at the request of any Legal Authority. The exercise of such right or such failure by Landlord shall not constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any

                                                        _______________/  JK
                                                               LANDLORD   TENANT
compensation or to any abatement or diminution of Base Rent or Additional
Rent, or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Landlord or its agents by reason of inconvenience or annoyance to Tenant, or injury to or interruption of Tenant's business, or otherwise.

         Section 3.4       SECURITY.

         Tenant acknowledges that Landlord shall not and does not have any responsibility for the security of Tenant's officers, personnel, agents, employees, servants, licensees, invitees, guests, patrons, customers, and all others who come on or about the Property related to Tenant or Tenant's Use.

         Section 3.5       PARKING.

         If any parking is made available to Tenant by Landlord (but Landlord does not represent that such parking shall ever be made available), Landlord shall not be liable for any damage of any nature whatsoever to, or any theft of, automobiles or other vehicles or the contents of them, while in or about such parking areas.

                                   ARTICLE IV

                          OPERATING EXPENSES AND TAXES

         Section 4.1       TENANT'S PARTICIPATION IN OPERATING EXPENSES AND
TAXES.

                  4.1.1 Commencing on the First Adjustment Payment Date, Tenant shall, on the first day of each month in advance pay to Landlord pro rata monthly installments on account of the amount reasonably projected by Landlord for Tenant's Share of increases in Operating Expenses and for Tenant's Share of increases in Taxes over the Base Operating Year and over the Base Tax Year, respectively, based upon the most recent data available to Landlord, from time to time, for Operating Expenses and for Taxes. Landlord shall submit to Tenant statement(s) showing the actual amounts which should have been paid by Tenant with respect to increases in Operating Expenses and with respect to increases in Taxes for the past calendar year, the amount of those expenses actually paid during that year by Tenant and the amount of the resulting balance due on either or both of those expenses, or overpayment of either of both of them, as the case may be. Tenant may object to such statements if, and only if, Tenant, within thirty (30) days of receipt by Tenant of such statement, sends a written notice to Landlord objecting to such statement and specifying the respects in which such statement is claimed to be incorrect. If such notice is sent, the parties recognize, as to the Operating Expenses, the unavailability of Landlord's books and records because of the confidential nature thereof and hence agree that either party may refer the decision of the issues raised to a reputable independent firm of certified public accountants selected by Landlord and reasonably acceptable to Tenant, and the decision of such accountants shall be conclusively binding upon the parties. The fees and expenses involved in such decision shall be borne by Tenant unless Landlord's charges are found to be in error by more than five percent (5%). Notwithstanding anything to the contrary in this paragraph, if the amount in dispute is less than $1000 for a calendar year, no third parties shall be utilized, by Landlord or

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                                                               LANDLORD   TENANT

Tenant, whose cost shall be subject to reimbursement by the other party. Any balance shown to be due pursuant to said statement shall be paid by Tenant to Landlord within thirty (30) days following Tenant's receipt of the statement and any overpayment shall be immediately credited against Tenant's obligation to pay expected Additional Rent in connection with anticipated increases in Operating Expenses or anticipated increases in Taxes or, if by reason of any termination of this Lease no such future obligations exist, shall be refunded to Tenant. Anything in this Lease to the contrary notwithstanding, Tenant shall not delay or withhold payment of any balance shown to be due pursuant to a statement rendered by Landlord to Tenant, pursuant to the terms of this Lease, because of any objection which Tenant may raise with respect to the statement. If at the time of the resolution of said objection the Term has expired, Landlord shall immediately refund to Tenant any overpayment found to be owing to Tenant.

                  4.1.2 If this Lease expires during a Partial Lease Year, Tenant shall be responsible for its estimated pro rata share of Operating Expenses and of Taxes for the Partial Lease Year. Tenant shall remit full payment to Landlord within seven (7) days of such bill. If Tenant fails to remit such full payment to Landlord, Landlord in its sole discretion may deduct the amount due from Tenant's Security Deposit and be entitled to all other rights and remedies under this Lease for Tenant's default.

         Section 4.2       DEFINITION OF OPERATING EXPENSES.

         The term "Operating Expenses" shall mean (a) all costs of management, operation and maintenance of the Building, including, without limitation, wages, salaries and payroll burden of employees, janitorial, maintenance, guard and other services, Building management office rent or rental value, power, fuel, water, waste disposal, landscaping care, premiums for liability, fire, hazard and other property related insurance, parking area care and management, advertising and promotion, fees for energy saving programs, administrative costs, including management fee, and (b) the cost (amortized over such reasonable period as landlord shall determine) of any capital improvements made to the Building by Landlord after the date of this Lease that are intended to reduce the Operating Expenses or that are required under any governmental law or regulation; provided, however, that Operating Expenses shall not include real property taxes or assessments (which are included in "Taxes"), depreciation on the Building, costs of tenant improvements, real estate brokers' commissions, interest and capital items other than those referred to in clause (b) above.

         Section 4.3       TENANT'S TAXES.

         Tenant covenants and agrees to pay promptly when due all taxes imposed upon its business operations and its personal property situated in the Premises.

         Section 4.4       TAXES INCLUDED.

         Should any governmental taxing authority, acting under any present or future law, ordinance, or regulation, levy, assess or impose a tax, excise and/or assessment (other than income or franchise tax) upon or against or in any way related to the land

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                                                               LANDLORD   TENANT
and buildings comprising the Building, either by way of substitution or in addition to any existing tax on land and building otherwise, Tenant shall be responsible for and shall pay to Landlord its Proportionate Share as set forth above of such tax, excise and/or assessment.

         Section 4.5       RECEIPT OF NOTICES.

         Failure of Landlord to furnish in a timely manner a statement of actual increases in Operating Expenses or Taxes or to give notice of an adjustment to rent under this Article IV shall not prejudice or act as a waiver of Landlord's right to furnish such statement or to give such notice at a subsequent time or to collect any adjustment to or recalculation of the Additional Rent for any preceding period. Tenant recognizes that Landlord's statements showing the estimate of increases in Operating Expenses and Taxes for any calendar year may be rendered at the end of the previous calendar year or the beginning of such calendar year, or later. If Landlord's statement is rendered subsequent to the beginning of a calendar year, Tenant shall continue to pay the increase in the Operating Expenses and in the Taxes for the prior calendar year and, should a deficiency result by virtue of an increase in Landlord's estimate of the Operating Expenses or Taxes for the current year, Tenant shall pay the amount of such deficiency, if any, in full, in addition to the next monthly rent payment.

                                    ARTICLE V

                          TENANT'S INITIAL IMPROVEMENTS

         Section 4.6       CONSTRUCTION PLANS.

         Tenant shall complete or cause the completion of Tenant's Initial Improvements as shown on the Final Plans and as more fully described in this Section. At Tenant's sole cost and expense, Tenant shall submit to Landlord its complete and detailed architectural, structural, mechanical and engineering plans and specifications prepared by an architect or engineer, showing Tenant's Initial Improvements ("Construction Plans") no later than the Construction Plans Submission Date (thirty (30) days after the execution of this lease). If applicable, Tenant's Construction Plans shall include all information necessary to reflect Tenant's requirements for the installation of any supplemental air conditioning system and ductwork, heating, electrical, plumbing and other mechanical systems and all work necessary to connect any special or non-standard facilities to the Building's base mechanical, electrical and structural systems. Tenant's submission shall include not less than one (1) set of sepias and five (5) sets of black and white prints. Tenant's Construction Plans shall include, but not be limited to, indication or identification of the following:

                  4.6.1 locations and structural design of all floor area requiring live load capacities in excess of 75 pounds per square foot;

                  4.6.2    the density of occupancy in large work areas;

                  4.6.3    the location of any food service areas or

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vending equipment rooms;

                  4.6.4    areas requiring 24-hour air conditioning;

                  4.6.5 any partitions that are to extend from floor to underside of structural slab above;

                  4.6.6    location of rooms for telephone equipment;

                  4.6.7 locations and types of plumbing, if any, required for toilets (other than core facilities), sinks, drinking fountains, etc.;

                  4.6.8    light switching of offices, conference rooms, etc.;

                  4.6.9 layouts for specially installed equipment, including computers, size and capacity of mechanical and electrical services required and heat projection of equipment;

                  4.6.10 dimensioned location of: (a) electrical receptacles (120 volts), including receptacles for wall clocks, and telephone outlets and their respective locations (wall or floor), (b) electrical receptacles for use in the operation of Tenant's business equipment which requires 208 volts or separate electrical circuits, (c) electronic calculating and CRT systems, etc., (d) special audiovisual requirements, and
(e) other special electrical requirements;

                  4.6.11 special fire protection equipment and raised flooring;

                  4.6.12   reflected ceiling plan;

                  4.6.13 information concerning air conditioning loads, including, but not limited to, air volume amounts at all supply vents;

                  4.6.14 materials, colors and designs of wall coverings and finishes;

                  4.6.15 painting and decorative treatment required to complete all construction;

                  4.6.16 swing of each door, and schedule for doors (including dimensions for undercutting to clean carpeting) and frames and hardware;

                  4.6.17 modifications of the front door and surrounding area, if any, as may be required for handicapped use; and

                  4.6.18 all other information reasonably necessary to make the work complete and in all respects ready for operation.

         Section 4.7       PLANS REVIEW

         Landlord or Landlord's consultant shall respond to Tenant's request for approval of Tenant's Construction Plans within ten

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                                                               LANDLORD   TENANT
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(10) business days of their submission, prepared in accordance with the terms of this Lease. In the event Landlord or Landlord's Consultant shall disapprove of all or a portion of Tenant's Construction Plans, it shall set forth its reasons therefor in reasonable detail, in which event Tenant shall revise its Construction Plans and resubmit same to Landlord within five (5) business days thereafter, time being of the essence. Upon Landlord's written final approval (notice of such approval, or of disapproval, shall be given by Landlord within five (5) business days of receipt of the Construction Plans), Tenant may proceed with Tenant's Initial Improvements, which shall be performed in accordance with the provisions of this Article V. Change orders by Tenant shall be similarly subject to Landlord's review and approval or disapproval, and notice of either shall be given Tenant within five (5) business days of Landlord's receipt of them. Neither the recommendation or designation of an architect, any general contractor, any subcontractor or any materialman as provided for is Section 5.3 nor the approval of the Construction Plans by Landlord shall be deemed to create any liability on the part of Landlord with respect to the design, functionality and/or specifications set forth in the Final Plans.

         Section 4.8       PAYMENT

         Tenant shall pay for the Construction Plans, Final Plans, and all work depicted on them. Landlord's Contribution shall only be in the form set forth in Section 1.2.13 above and Landlord shall not pay for any work done directly. Tenant shall be responsible for and pay all other costs. Promptly following Landlord's approval of the Final Plans, Landlord shall cause the Final Plans to be submitted for bid. Landlord may assist Tenant in obtaining bids by giving Tenant a list of general contractors, subcontractors, architects and materialmen, for Tenant to use in soliciting bids, which list need not be used by Tenant. Promptly following Tenant's receipt of the bids, Tenant shall submit to Landlord the estimate of the cost of Tenant's Initial Improvements which exceeds Landlord's Contribution ("Tenant's Extra Cost"). Tenant shall either approve or disapprove the estimate of Tenant's Extra Cost within three (3) business days after submission by Landlord. If Tenant shall disapprove all or a portion of the estimate of the Tenant's Extra Cost, Tenant shall revise the Construction Plans to the extent required and resubmit same to Landlord for approval. Landlord shall within three (3) business days resubmit the revised Construction Plans to the applicable subcontractors for revised bids. This process shall continue until Tenant approves Tenant's Extra Cost estimate. Tenant's approval of Tenant's Extra Cost shall be evidenced by the execution by Tenant of written contracts with the architect and general contractor, or if there is no general contractor, with each contractor, subcontractor and materialman, within ten (10) days thereafter. Tenant agrees to pay the charges rendered by its architect, general contractor, subcontractors and materialmen stricly in the manner set forth in each such contract entered into between Tenant and each such party and as provided by law.

         Section 4.9       TENANT DELAY

         Landlord shall not be responsible or liable for Tenant Delay. Tenant Delay includes without limitation any of the

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following:

                  4.9.1 Tenant's failure to furnish plans, drawings, and specifications in accordance with and at the times required pursuant to this
Article V; or

                  4.9.2 any delays resulting from the disapproval by Landlord or Landlord's consultant of all or a portion of Tenant's revised plans and specifications as resubmitted after initial submission; or

                  4.9.3 any delays resulting from Tenant's disapproval of the cost of Tenant's Extra Cost, which delay shall be deemed to commence upon the date of Tenant's disapproval of the cost of Tenant's Extra Cost and end on the date of Tenant's final approval of such cost; or

                  4.9.4 Tenant's request for materials, finishes or installations which are not readily available at the time Landlord is ready to install same; or

                  4.9.5 Tenant's changes in drawings, plans, specifications, or construction submitted to Landlord including at any time subsequent to Landlord's approval of the Final Plans, including any Revisions which Tenant submits to Landlord; or

                  4.9.6 the performance of work by a person, firm or corporation employed by Tenant and delays in the completion of the said work by said person, firm or corporation; or

                  4.9.7 Tenant's failure to pay timely for the Tenant's Extra Cost.

         Section 4.10      SUBSTANTIAL COMPLETION.

         If the anticipated Substantial Completion Date, as more particularly described in this Article V, shall be delayed by reason of Tenant Delay, the Premises shall be deemed substantially completed for the purposes of the Rent Commencement Date as of the date that the Premises would have been substantially completed but for any such Tenant Delay as determined by Landlord in its reasonable discretion. Tenant shall pay for any additional costs in completing Tenant's Initial Improvements resulting from Tenant Delay. Any such sums shall be in addition to any sums payable pursuant to
Section 5.3 and shall be paid to Landlord within ten (10) days after Tenant's architect, general contractor, subcontractors or materialmen submits an invoice to Tenant therefor. If such costs, or any of the costs of Tenant Improvements to be paid by Tenant under thi8s Article V are not paid by Tenant when due, Landlord shall have the right, but not the obligation, to pay all or part of such costs, and in that event, such costs shall be collectible from Tenant in the same manner as Additional Rent whether or not the Term shall have commenced, and if Tenant defaults in the payment of such costs, such default shall be deemed a default under Article IX of this Lease and Landlord shall have all of the remedies therefore set forth in the Lease.

         Section 4.11      EARLY OCCUPANCY

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                                                               LANDLORD   TENANT

         Except for the purposes of administering and managing the build out of Tenant's Initial Improvements, neither Tenant nor its agents, employees, invitees or independent contractors shall enter the Premises during the performance of Tenant's Initial Improvements. Tenant and its agents, employees and independent contractors shall have unimpeded access to the Premises for the purposes of administering and managing the build out of Tenant's Initial improvements. Upon the granting of consent by Landlord, which shall not be unreasonably withheld, Tenant or its agents may enter the Premises prior to the completion of Tenant's Initial Improvements to perform such decorative or other Tenant finishing work as it may desire provided that such work in no way interferes with the performance of Tenant's Initial Improvements and such entry shall be deemed under all terms covenants and conditions of this Lease, except the covenant to pay Base Rent. Tenant shall indemnify and save Landlord harmless from and against any and all loss, liability, damage, cost and expense, including without limitation, reasonable attorneys' fees and disbursements, claimed or actually arising from, growing out of or related to (a) any act, neglect or failure to act of Tenant or anyone entering the Premises or Building with Tenant's permission, (b) the performance of such Tenant's finish work, or (c) any other reason whatsoever arising out of said entry upon the Premises or Building. The provisions of this Section 5.6 shall survive the termination of this Lease.

         Section 4.12      REVISIONS

         Tenant shall have the right to make revisions to the Final Plans ("Revisions"). All Revisions shall be subject to Landlord's prior written approval, which shall not be unreasonably withheld provided the Revisions are non-structural in nature. Landlord shall either approve or disapprove the Revisions within five (5) business days after submission thereof by Tenant. Without limiting the generality of the foregoing, no Revision will be approved unless (a) all changes to and modifications from Tenant's Final Plans are circled or highlighted as per standard industry practices and (b) said Revisions conform with the requirements of Article V. Tenant shall notify Landlord in writing of the cost of the Revisions, and any Tenant Delay that the performance of the same may entail. If Landlord agrees with such revisions, Landlord shall acknowledge Landlord's approval in writing within five (5) business days after Tenant's notice thereof. If Landlord fails to approve of such revisions within five (5) business days, Tenant shall not make such Revisions. The cost of any Revisions shall be borne solely by Tenant.

         Section 4.13      COMPLETION DUE DILIGENCE

         Landlord shall, subject to Tenant Delays and any other cause beyond Landlord's reasonable control, use due diligence to complete Tenant's Initial Improvements as soon as may be practicable. Tenant shall notify Landlord of the date of the substantial completion of Tenant's' Initial Improvements ("Substantial Completion Date") at least five (5) days prior thereto. The phrase "substantial completion" shall mean that, Tenant's Initial Improvements shall have been completed in accordance with the Final Plans and all mechanical systems

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                                                               LANDLORD   TENANT
serving or affecting the Premises shall then be in working order, and Tenant shall have delivered to Landlord a copy of the applicable Certificate of Occupancy or Completion, as the case may be. Tenant shall have no right to enter the Premises for the purpose of conducting its business therefrom until Tenant has complied with the above requirements.

                                    ARTICLE V

            ADDITIONS, ALTERATIONS, REPLACEMENTS, AND TRADE FIXTURES

         Section 5.1       BY LANDLORD.

         Landlord reserves the right at any time to make alterations or additions to the Building in which the Premises are contained and to build additional stories thereon. Landlord also reserves the right to construct other buildings or improvements in the Building or Common Areas from time to time and to make alterations thereof or additions thereto and to build additional office space on any such building or buildings so constructed.

         Section 5.2       BY TENANT.

                  5.2.1 Upon receipt of Landlord's prior written approval, Tenant may from time to time, at its own expense, alter, renovate or improve the interior of the Premises provided the same be performed in a good and workmanlike manner, in accordance with accepted building practices and so as not to weaken or impair the strength or lessen the value of the Building in which the Premises are located. No changes, alterations or improvements affecting the exterior of the Premises or the Building or the Building systems shall be made by Tenant without the prior written approval of Landlord, which may be unreasonably withheld. Any work done by Tenant under the provisions of this Section shall not interfere with the use by the other tenants of their premises in the Building. Tenant also agrees to pay 100% of any increase in the Real Estate Taxes or Landlord's Personal Property Taxes resulting from such improvements by or for Tenant.

                  5.2.2 All alterations, decorations, additions and improvements made by Tenant, or made by Landlord on Tenant's behalf as provided in this Lease, shall remain the property of Tenant for the Lease Term or any extension or renewal thereof, but they shall not be removed from the Premises without the prior written consent of Landlord.

                  5.2.3 Upon obtaining the prior written consent of Landlord, Tenant shall remove such alterations, decorations, additions and improvements and restore the Premises as provided in Section 6.5, and if Tenant fails to do so and moves from the Premises, all such alterations, decorations, additions and improvements shall become the property of Landlord, who may charge Tenant for storing or disposing of any or all of such property.

         Section 5.3       CONSTRUCTION INSURANCE AND INDEMNITY.

                  5.3.1 Tenant shall indemnify and hold Landlord harmless from any and all claims for loss or damages or otherwise based upon or in any manner growing out of any alterations or

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                                                               LANDLORD   TENANT
construction undertaken by Tenant under the Lease Term, including all costs, damages, expenses, court costs and attorneys' fees incurred in or resulting from claims made by any person or persons, by other tenants of premises in the Building, their subtenants, agents, employees, customers and invitees.

                  5.3.2 Before undertaking any alterations or construction, Tenant shall obtain and pay for a public liability policy insuring Landlord and Tenant against any liability which may arise on account of such proposed alterations and construction work in limits of not less than $1,000,000.00 for any one person, $1,000,000.00 for more than one person in any one accident and $200,000.00 for property damage; and a copy of such pre paid policy or a certificate from the insurer of such insurance on Form ACORD 27, shall be delivered to Landlord prior to the commencement of such proposed work. Tenant shall also maintain at all times fire insurance with extended coverage in the name of Landlord and Tenant as their interests may appear in an amount adequate to cover the cost of replacement of all alterations, decorations, additions or improvements in and to the Premises and all trade fixtures therein, in the event of fire or extended coverage loss. Tenant shall deliver to Landlord copies of such pre paid fire insurance policies or a certificate from the insurer of such insurance on Form ACORD 27, which shall contain a clause requiring the insurer to give Landlord ten (10) days' notice of cancellation of such policies.

         Section 5.4       MECHANIC'S LIENS AND ADDITIONAL CONSTRUCTION.

                  5.4.1 If by reason of any alteration, repair, labor performed or materials furnished to the Premises for or on behalf of Tenant any mechanic's or other lien shall be filed, claimed, perfected or otherwise established or as provided by law against the Premises, Tenant shall discharge or remove the lien by bonding or otherwise, within fifteen (15) days after Tenant receives notice of the filing of same. Notwithstanding any provision of this Lease seemingly to the contrary, Tenant shall never, under any circumstances, have the power to subject the interest of Landlord in the Premises or the Building to any mechanics' or materialmen's liens or liens of any kind, nor shall any provision contained in this Lease ever be construed as empowering Tenant to encumber or cause Landlord to encumber the title or interest of Landlord in the Premises.

                  5.4.2 Tenant hereby expressly acknowledges and agrees that, except as indicated under Article V, no alterations, additions, repairs or improvements to the Premises of any kind are required or contemplated to be performed as a prerequisite to the execution of this Lease and the effectiveness thereof according to its terms or in order to place the Premises in a condition necessary for use of the Premises for the purposes as set forth in this Lease, that the Premises are presently complete and usable for the purposes as set forth in this Lease and that this Lease is in no way conditioned on Tenant making or being able to make alterations, additions, repairs or improvements to the Premises, unless otherwise specified in this Lease, notwithstanding the fact that alterations, repairs, additions or improvements may be made by Tenant, for Tenant's convenience or for Tenant's purposes, subject to Landlord's prior written consent, at Tenant's sole cost and expense.

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                                                               LANDLORD   TENANT

                  5.4.3 Landlord and Tenant expressly acknowledge and agree that neither Tenant nor any one claiming by, through or under Tenant, including without limitation contractors, sub-contractors, materialmen, mechanics and laborers, shall have any right to file or place any mechanics' or materialmen's liens of any kind whatsoever upon the Premises nor upon any building or improvement thereon; on the contrary, any such liens are specifically prohibited. All parties with whom Tenant may deal are hereby put on notice that Tenant has no power to subject Landlord's interest in the Premises to any claim or lien of any kind or character and any persons dealing with Tenant must look solely to the credit of Tenant for payment and not to Landlord's interest in the Premises or otherwise. All contracts of Tenant, including those for extras and change orders, for the consideration of any alteration, addition, decoration, or improvement, including, but not limited to, the contracts of subcontractors and materialmen, shall contain the agreement of the contractor, subcontractor or materialman agreeing to look solely to Tenant for payment and waiving any right to a lien on Landlord's interest in the Building or the Premises. Such contracts shall also require the contractor, subcontractor or materialman to provide in recordable form, a waiver and release of lien progress payment during the construction thereof. Landlord shall be advised by Tenant, in writing, at least ten (10) days prior to the date that work, by or for the Tenant, is to commence or the date of anticipated commencement in order to allow Landlord to post notices of non-responsibility on the Premises. Tenant agrees to allow such notices to remain posted in the premises throughout the construction period and to notify Landlord if such notices are damaged or removed. The construction work shall be scheduled in such a manner so as to create the minimum disturbance to other tenants in the Building. Any construction causing or resulting in unreasonable noise, dust or other disturbance of other tenants shall be scheduled to be performed between the hours of 6:00 PM and 7:00 AM. No building materials, construction tools and equipment shall be stored in the common areas of the Building. All trash and construction debris shall be promptly removed and deposited by Tenant lawfully off the Property, or, if a dumpster has been approved for the deposit of trash and construction debris, then such trash and construction debris shall be deposited into the approved dumpster. No dumpster shall be brought onto the property unless the size and location thereof has been approved by Landlord in writing.

                  5.4.4 Any lien filed against the Premises in violation of this Section 6.4 shall be null and void and of no force or effect. In addition, Tenant shall cause any lien filed against the Premises in violation of this paragraph to be canceled, released, discharged and extinguished within fifteen (15) days after Tenant receives notice of filing of the same and shall indemnify and hold Landlord harmless from and against any such lien and any costs, damages, charges and expenses, including but not limited to, attorney's fees, incurred in connection with or with respect to any such lien.

Section 5.5       TRADE FIXTURES.

                  5.5.1 All trade fixtures and equipment installed by Tenant in the Premises shall be new or completely reconditioned and shall remain the property of Tenant.

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                                                               LANDLORD   TENANT

                  5.5.2 Provided Tenant is not in default under this Lease, Tenant shall have the right, at the termination of this Lease, to remove any and all trade fixtures, equipment and other items of personal property not constituting a part of the Building which it may have stored or installed in the Premises including, but not limited to, counters, shelving, showcases, chairs, and movable machinery purchased or provided by Tenant and which are susceptible of being moved without damage to the Building and the Premises, provided this right is exercised before the Lease is terminated or during the five (5) day period immediately following such termination and provided that Tenant, at its own cost and expense, shall repair any damage to the Premises or Building caused thereby. The right granted Tenant in this Section 6.5 shall not include the right to remove any plumbing or electrical fixtures or equipment, heating or air conditioning equipment, floor coverings (including wall-to-wall carpeting) glued or fastened to the floors or any paneling, tile or other materials fastened or attached to the walls or ceilings, all of which shall be deemed to constitute a part of the Building, and, as a matter of course, shall not include the right to remove any fixtures or machinery that were furnished or paid for by Landlord. The Premises and the immediate areas in front, behind and adjacent to it shall be left in a broom-clean condition. Should Tenant fail to comply with this provision, Landlord may deduct the cost of clean-up from Tenant's Security Deposit. If Tenant shall fail to remove its trade fixtures or other property at the termination of this Lease or within five (5) days thereafter, or upon cessation of Tenant's business in the Premises or upon termination of Tenant's rights to possession of the Premises, such fixtures and other property not removed by Tenant shall be deemed abandoned by Tenant, and, at the option of Landlord, shall become the property of Landlord; Landlord may store, sell, or otherwise dispose of such property at Landlord's sole discretion but at Tenant's expense. Any such removal shall be performed in a good and workmanlike manner, in accordance with accepted building codes and the ADA, with Tenant procuring at its sole cost and expense all permits required for such work.

                  5.5.3 All of the foregoing Section 6.5 is subject to
Section 6.3.1 of this Lease.

Section 5.6       RIGHT OF ENTRY.

         Landlord or its representatives shall have the right, without liability, to enter the Premises at reasonable hours during the Lease Term to
(a) show the Premises to prospective purchasers, lenders and tenants, or (b) ascertain if the Premises are in proper repair and condition, and make repairs, additions or alterations thereto or to the Building in which the same are located, including the right to take the required materials therefore into and upon the Premises without the same constituting an eviction of Tenant in whole or part, and the Rent shall not abate while such repairs, alterations, replacements or improvements are being made by reason of loss or interruption of Tenant's business due to the performance of any such work. If Tenant shall not be personally present to permit an entry into the Premises when for any reason an entry therein shall be permissible, Landlord may enter the Premises by a master key or by the use of force without rendering Landlord liable therefore and without in any manner affecting Tenant's obligations under this Lease.

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                                                               LANDLORD   TENANT
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                                   ARTICLE VI

                             INSURANCE AND INDEMNITY

         Section 6.1       TENANT'S INSURANCE.

         Tenant shall maintain, at its own cost and expense, in responsible companies approved by Landlord, combined single limit public liability insurance, insuring Landlord and Landlord's agents and Tenant, as their interests may appear, against all claims, demands or actions for bodily injury, personal injury or death of any one person in an amount of not less than $1,000,000.00; and for bodily injury, personal injury or death of more than one person in any one accident in an amount of not less than $1,000,000.00; and for damage to property in an amount of not less than $1,000,000.00. Landlord shall have the right to direct Tenant to increase such amounts whenever it considers them inadequate. Such liability insurance shall also cover and include all exterior signs maintained by Tenant. The policy of insurance may be in the form of a general coverage or floater policy covering these and other premises, provided that Landlord and Landlord's agents are specifically insured therein. Tenant shall carry like coverage against loss or damage by boiler or compressor or internal explosion of boilers or compressors, if there is a boiler or compressor in the Premises. Tenant shall maintain insurance covering all glass forming a part of the Premises including plate glass in the Premises and fire insurance against loss or damage by fire or windstorms, with such endorsements for extended coverage, vandalism, malicious mischief and special extended coverage as Landlord may require, covering 100% of the replacement costs of any items of value, including but not limited to signs, stock, inventory, fixtures, improvements, floor coverings and equipment. All of said insurance shall be in form and in responsible companies licensed in the state of Florida satisfactory to Landlord, and shall provide that it will not be subject to cancellation, termination or change except after at least thirty
(30) days' prior written notice to Landlord. Any insurance procured by Tenant as herein required shall contain an express waiver of any right of subrogation by the insurance company against Landlord. The policies or a certificate from the insurer on Form ACORD 27, together with satisfactory evidence of the payment of the premiums thereon, shall be deposited with Landlord on the day Tenant begins operations. Thereafter, Tenant shall provide Landlord with a certificate from the insurer on Form ACORD 27 and evidence of proof of payment upon renewal of such policy, not less than thirty (30) days prior to expiration of the term of such coverage. In the event Tenant fails to timely obtain or maintain the insurance required hereunder, Landlord may obtain same and any costs incurred by Landlord in connection therewith shall be payable by Tenant upon demand. Landlord shall carry public liability insurance covering the common areas of the Building, including but not limited to the sidewalks, malls and parking lot.

         Section 6.2       EXTRA HAZARD INSURANCE PREMIUMS.

         Tenant shall not keep, use, sell or offer for sale in or upon the Premises any article or permit any activity which may be prohibited by the standard form of fire or public liability insurance policy. Tenant shall not knowingly use or occupy the

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Premises or any part thereof, or suffer or permit the same to be used or occupied for any business or purpose deemed extra hazardous on account of fire or otherwise. In the event Tenant's use and/or occupancy causes any increase of any insurance premium above the rate for the least hazardous type of occupancy legally permitted in the Premises, Tenant shall pay such additional premium on any policy, including but not limited to fire, extended coverage, public liability or any insurance that may be carried by Landlord for its protection against rent loss through fire. Bills for such additional premiums shall be rendered by Landlord to Tenant at such times as Landlord may elect, and shall be due from and payable by Tenant when rendered in writing, but such increases in the rate of insurance shall not be deemed a breach of this covenant by Tenant. Failure to pay amounts due hereunder shall be a breach of the Lease. In determining whether increased premiums are the result of Tenant's use of the Premises, a schedule, issued by the organization making the insurance rate on the Premises, showing various components of such rate, shall be conclusive evidence of the several items and charges which make up the fire and public liability insurance rate on the Premises.

         Section 6.3       INDEMNITY.

         Tenant shall indemnify and save harmless Landlord and its agents from and against any and all claims and demands whether for injuries to persons or loss of life, or damage to property, occurring within the Premises and immediately adjoining the Premises and arising out of the use and occupancy of the Premises or Building by Tenant, or occasioned wholly or in part by any act or omission of Tenant, its subtenants, agents, contractors, employees, servants, licensees or concessionaires, excepting however such claims and demands, whether for injuries to persons or loss of life, or damage to property, caused solely by the gross negligence or willful malfeasance of Landlord. If, however, any liability arises in the Common Areas because of the negligence of Tenant, Tenant's subtenants, agents, employees, contractors, invitees, customers or visitors, then in such event Tenant shall hold Landlord and its agents harmless. In case Landlord or its agents shall, without fault on its part, be made a party to any litigation commenced by or against Tenant, then Tenant shall protect and hold Landlord and its agents harmless and shall pay all costs, expenses and reasonable attorneys' fees incurred or paid by Landlord or its agents in connection with such litigation. Tenant shall also pay all costs, expenses and reasonable attorneys' fees that may be incurred or paid by Landlord or its agents in enforcing the covenants and agreements of this Lease.

                                   ARTICLE VII

                      DAMAGE, DESTRUCTION AND CONDEMNATION

         Section 7.1       DAMAGE OR DESTRUCTION BY FIRE OR OTHER CASUALTY.

                  7.1.1 Tenant shall give prompt notice to Landlord in case of fire or other damage to the Premises or the Building. In the event the Premises are damaged by fire, explosion, flood, tornado or by the elements, or through any casualty, or otherwise, after the commencement of the Lease Term, the Lease shall continue in full force and effect. If the extent of the

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damage is less than fifty percent (50%) of the cost of replacement of the
Premises, the damage shall promptly be repaired by Landlord at Landlord's expense, provided that Landlord shall not be obligated to so repair if such fire, explosion or other casualty is caused directly by the negligence or malfeasance of Tenant, or any other tenant, their subtenants, permitted concessionaires, or their agents, servants or employees, and provided further that Landlord shall not be obligated to expend for such repair an amount in excess of the insurance proceeds recovered as a result of such damage, and that in no event shall Landlord be required to replace Tenant's stock in trade, fixtures, furniture, furnishings, floor coverings and equipment. In the event of any such damage and (a) Landlord is not required to repair as hereinabove provided, or (b) the Premises shall be damaged to the extent of fifty percent (50%) or more of the cost of replacement, or (c) the Building of which the Premises are a part is damaged to the extent of twenty-five percent (25%) or more of the cost of replacement, Landlord may elect either to repair or rebuild the Premises, or the Building, or to terminate this Lease upon giving notice of such election to Tenant within ninety (90) days after the occurrence of the event causing the damage.

                  7.1.2 If the casualty, repairing, or rebuilding shall render the Premises untenantable, in whole or in part, and the damage shall not have been due to the default or neglect of Tenant, a proportionate abatement of the Fixed Minimum Rent shall be allowed from the date when the damage occurred until the date Landlord completes the repairing or rebuilding, said proportion to be computed on the basis of the relation which the gross square foot area of the space rendered untenantable bears to the floor area of the Premises. If Landlord is required or elects to repair the Premises as herein provided, Tenant shall repair or replace its stock in trade, fixtures, furniture, furnishings, floor coverings and equipment, and if Tenant has closed for business, Tenant shall promptly reopen for business upon the completion of such repairs.

                  7.1.3 In the event the Premises or the Building shall be damaged in whole or in substantial part within the last twenty-four (24) months of the original term, or within the last twenty-four (24) months of the last renewal term, if renewals are provided for in this Lease, Landlord shall have the option, exercisable within Ninety (90) days following such damage, of terminating this Lease, effective as of the date of Tenant's receipt of notice from Landlord. If any such termination occurs during the initial Lease Term, any options for renewal shall automatically be of no further force or effect.

                  7.1.4 No damage or destruction of the Premises or the Building shall allow Tenant to surrender possession of the Premises nor affect Tenant's liability for the payment of Rent or any other covenant contained herein, except as may be specifically provided in this Lease. Notwithstanding any of the provisions herein to the contrary, Landlord shall have no obligation to rebuild the Premises or the Building and may at its own option cancel this Lease unless the damage or destruction is a result of a casualty covered by Landlord's insurance policy.

         Section 7.2       CONDEMNATION.

         In the event the entire Premises shall be appropriated or

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taken under the power of eminent domain by any public or quasi-public authority, this Lease shall terminate and expire as of the date of title vesting in such proceeding, and Landlord and Tenant shall thereupon be released from any further liability hereunder. If any part of the Premises shall be taken as aforesaid, and such partial taking shall render that portion not so taken unsuitable for the business of Tenant, as determined by Landlord, then this Lease and the Lease Term herein shall cease and terminate as aforesaid. If such partial taking is not extensive enough to render the Premises unsuitable for the business of Tenant, then this Lease shall continue in effect, except that the Fixed Minimum Rent shall be reduced in the same proportion that the floor area of the Premises taken bears to the original floor area leased and Landlord shall, upon receipt of the award in condemnation, make all necessary repairs or alterations to the Building in which the Premises are located so as to constitute the portion of the Building not taken as a complete architectural unit, but such work shall not exceed the scope of the work to be done by Landlord in originally constructing said Building, nor shall Landlord, in any event, be required to spend for such work an amount in excess of the amount received by Landlord as damages for the part of the Premises so taken. "Amount received by Landlord" shall mean that part of the award in condemnation which is free and clear to Landlord of any collection by mortgagee for the value of the diminished fee. If more than twenty percent (20%) of the floor area of the Building in which the Premises are located shall be taken as aforesaid, Landlord may, by written notice to Tenant, terminate this Lease, such termination to be effective as aforesaid. If this Lease is terminated as provided in this paragraph, the Rent shall be paid up to the date that possession is so taken by public authority and Landlord shall make an equitable refund of any Rent paid by Tenant in advance. Tenant shall not be entitled to and expressly waives all claim to any condemnation award for any taking, whether whole or partial, and whether for diminution in value of the leasehold or to the fee although Tenant shall have the right, to the extent that the same shall not reduce Landlord's award, to claim from the condemnor, but not from Landlord, such compensation as may be recoverable by Tenant in its own right for damage to Tenant's business, fixtures and improvements installed by Tenant at its expense.

                                  ARTICLE VIII

                                    SECURITY

         Section 8.3       SECURITY DEPOSIT.

                  8.3.1 Tenant has deposited with Landlord the sum specified in the Basic Term Sheet to be retained by Landlord without liability for interest, as security for the payment of all Rent and other sums of money which shall or may be payable for the full stated term of this Lease, and any extension or renewal thereof, and for the faithful performance of all the terms of this Lease to be observed and performed by Tenant.

                  8.3.2 The Security Deposit shall not be mortgaged, assigned, transferred or encumbered by Tenant without the prior written consent of Landlord and any such act on the part of Tenant shall be without force or effect and shall not be binding upon Landlord. If any of the Rent herein reserved or any other

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sum payable by Tenant to Landlord shall be overdue and unpaid or should
Landlord make payments on behalf of Tenant, or if Tenant shall fail to perform any of the terms of this Lease, then Landlord may, at its option and without prejudice to any other remedy which Landlord may have on account thereof, appropriate and apply said entire deposit or so much thereof as may be necessary to compensate Landlord toward the payment of Rent or Additional Rent or loss or damage sustained by Landlord due to breach on the part of Tenant; and Tenant shall promptly upon demand restore said security to the original sum deposited. If Tenant should be overdue in the payment of monthly Rent or other sums payable to Landlord on at least two or more occasions during a year, Landlord, at its option, may require Tenant to increase the amount of Security Deposit now held by Landlord by an amount sufficient to cover at least two months' Rent or greater amount to be determined at the sole discretion of Landlord. In this event, upon receipt of the additional security sum, Landlord and Tenant shall evidence such receipt by a letter signed and acknowledged by both Landlord and Tenant to be incorporated as part of this Lease amending the Basic Term Sheet, stating the "New Total Amount" so held without liability for any interest. Within sixty (60) days after the expiration of the tenancy hereby created, whether by lapse of time or otherwise, provided Tenant shall not be in default hereunder and shall have complied with all the terms, covenants and conditions of this Lease, including the yielding up of immediate possession to Landlord, Landlord shall, upon being furnished with affidavits and other satisfactory evidence by Tenant that Tenant has paid all bills incurred by it in connection with its performance of the terms, covenants and conditions of this Lease, return to Tenant said sum on deposit or such portion thereof then remaining on deposit with Landlord as set forth herein. In the event Tenant has not complied with all the obligations provided for hereunder, Landlord may appropriate a part or all of the Security Deposit as liquidated damages to satisfy Tenant's obligations.

         Section 8.4       PERSONAL PROPERTY.

         As additional security for the performance of Tenant's obligations hereunder, Tenant hereby pledges and assigns to Landlord all the furniture, fixtures, goods, inventory, stock and chattels, and all other personal property of Tenant which are now or may hereafter be brought or put in the Premises, and further grants to Landlord a security interest therein under the Uniform Commercial Code. Upon default of the payment of Rent, assessments, charges, penalties and damages herein covenanted to be paid by Tenant, and for the purpose of securing the performance of all other obligations of Tenant hereunder, and at the request of Landlord, Tenant hereby agrees to execute and deliver to Landlord all financing statements, amendments thereto or other similar statements which Landlord may reasonably request. Nothing herein contained shall be deemed to be a waiver by Landlord of its statutory lien to Rent and remedies, rights and privileges of Landlord in the case of default of Tenant as set forth above and shall not be exclusive and, in addition thereto, Landlord may also exercise and enforce all its rights at law or in equity which it may otherwise have as a result of Tenant's default hereunder. Landlord is herein specifically granted all of the rights of a secured creditor under the Uniform Commercial Code with respect to the property in which Landlord

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has been granted a security interest by Tenant, including, but not limited to, the right to take possession of the above mentioned property and dispose of it by sale in a commercially reasonable manner.

                                   ARTICLE IX

                                DEFAULT, REMEDIES

         Section 9.5       DEFAULT.

         The occurrence of any of the following during the Term shall constitute an Event of Default by Tenant:

                  9.5.1 Tenant shall fail to pay when due all or any portion of any Rent and shall not have remedied such failure within 5 days after the due date

                  9.5.2 Tenant shall fail to pay when due any other sums, fees, charges, costs, or expenses which are payable under this Lease;

                  9.5.3 Tenant shall, other than in the manner permitted under this Lease, make or permit or suffer to occur any assignment (including any transfer of interest in Tenant which is deemed to be an assignment under this Lease), sublease or occupancy arrangement, conveyance, transfer, conditional or collateral assignment, pledge, hypothecation, or other encumbrance, whether by operation of law or otherwise, of this Lease or any interest in this Lease;

                  9.5.4 Tenant shall fail in any other way in the performance or observance of any of the terms and conditions of this Lease and within ten
(10) days shall not have cured such default or, if impossible of cure within such time but possible of cure within sixty (60) days, begun and diligently pursued such cure to completion;

                  9.5.5 there shall be filed by or against Tenant or any guarantor of this Lease in any court or other tribunal a petition in bankruptcy or insolvency proceedings or for reorganization or for the appointment of a receiver or trustee of all or substantially all of Tenant's or any such guarantor's property, unless such petition shall be filed against Tenant or any guarantor of this Lease and Tenant or any guarantor of this Lease shall in good faith promptly thereafter commence and diligently prosecute any and all proceedings appropriate to secure the dismissal of such petition and shall secure such dismissal within thirty (30) days of its filing;

                  9.5.6 Tenant or any guarantor of this Lease shall be adjudicated a bankrupt or an insolvent or take the benefit of any federal reorganization or composition proceeding, make an assignment for the benefit of creditors, or take the benefit of an insolvency law;

                  9.5.7 a trustee in bankruptcy or a receiver shall be appointed or elected or had for Tenant or any guarantor of this Lease, whether under federal or state laws;

                  9.5.8 Tenant's interest under this Lease shall be

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sold under any execution or process of law;

                  9.5.9 the Premises shall be abandoned or deserted or Tenant shall fail to make continuous use of the Premises for twenty (20) business days for the Use or Tenant shall have failed to complete the Initial Tenant Improvements and open for business within four (4) months after the execution of this Lease by both parties to it; or

                  9.5.10 Tenant shall fail to maintain current, duly issued occupational licenses, or any other permit or license required by an applicable Legal Authority for its operations at the Premises, or Tenant shall fail to meet the insurance requirements of this Lease and provide certificates of insurance (and binders and policies, if required) evidencing such compliance.

         Section 9.6       REMEDIES.

         In the event of the occurrence of an Event of Default by Tenant, Landlord, at Landlord's option, may elect to do one or more of the following:

                  9.6.1 accelerate all of the remaining Rent for the Lease Term, in which event all Rent shall become immediately due and payable;

                  9.6.2 terminate this Lease as provided by this section and re-enter the Premises and remove all persons and property from the Premises, either by summary proceedings or by any other suitable action or proceeding at law, or otherwise; or

                  9.6.3 without terminating this Lease, re-enter the Premises and remove all persons and property from the Premises, either by summary proceedings or by any other suitable action or proceeding at law, or otherwise, and relet all or any part of the Premises.

         Section 9.7       TERMINATION.

         If Landlord elects to terminate this Lease:

                  9.7.1 Landlord shall give notice of such termination, which shall take effect ten (10) days after such notice is given, or such greater number of days as is set forth in such notice, fully and completely as if the effective date of such termination were the date originally set forth in this Lease for the expiration of the Lease Term;

                  9.7.2 Tenant shall quit and peacefully surrender the Premises to Landlord, without any payment by Landlord for doing so, on or before the effective date of termination; and

                  9.7.3 All Rent, including accelerated Rent, shall become due and shall be paid up to the effective date of termination, together with such expenses, including attorneys' fees, as Landlord shall incur in connection with such termination.

         Section 9.8       NO REINSTATEMENT AFTER TERMINATION.

         No receipts of monies by Landlord from Tenant after

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termination of this Lease shall reinstate, continue, or extend the Term, affect any Notice previously given by Landlord to Tenant, or operate as a waiver of the right of Landlord to enforce the payment of Rent.

         Section 9.9       RETENTION OF SUMS AFTER TERMINATION.

         If Landlord shall terminate this Lease, Landlord shall be entitled to retain, free of trust, all sums then held by Landlord pursuant to any of the provisions of this Lease. In the interim following such termination until the retention of such sums by Landlord free of trust, such sums shall be available to Landlord, but not to Tenant, pursuant to and for the purposes provided by the terms and conditions of this Lease.

         Section 9.10      RE-ENTRY.

         In the event of any re-entry and/or dispossession by summary proceedings or otherwise without termination of this Lease:

                  9.10.1 all Rent shall become due and shall be paid up to the time of such re-entry and/or dispossession, together with such expenses, including attorneys' fees, as Landlord shall incur in connection with such re-entry and/or dispossession by summary proceedings or otherwise; and

                  9.10.2 all Rent for the remainder of the Lease Term may be accelerated and due in full, the collection of such sums being subject to the provisions of Section 9.6.3.3; and

                  9.10.3 Landlord may relet all or any part of the Premises, either in the name of Landlord or otherwise, for a term or terms which may, at Landlord's option, be equal to, less than, or greater than the period which would otherwise have constituted the balance of the Term. In connection with such reletting:

                  9.10.3.1 Tenant or Tenant's representative shall pay, as Additional Rent, to Landlord, as they are incurred by Landlord, such reasonable expenses as Landlord may incur in connection with reletting, including, without limitation, legal expenses, attorneys' fees, brokerage commissions, and expenses incurred in altering, repairing, and putting the Premises in good order and condition and in preparing the Premises for reletting;

                  9.10.3.2 Tenant or Tenant's representative shall pay to Landlord, in monthly installments on the due dates for Rent payments for each month of the balance of the Term, the amount by which any Rent payment exceeds the net amount, if any, of the rents for such period collected on account of the reletting of the Premises; any suit brought to collect such amount for any month or months shall not prejudice in any way the rights of Landlord to collect the deficiency for any subsequent month or months by a similar action or proceeding;

                  9.10.3.3 at Landlord's option exercised at any time, Landlord shall be entitled to recover immediately from Tenant, in addition to any other proper claims, but in lieu of and not in addition to any amount which would thereafter become payable under the preceding subsection, a sum equal to the amount by which the sum of the Rent for the balance of the Lease Term, compound discounted at a reasonable rate selected by Landlord to its then-present worth, exceeds the net rental value of the

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Premises, compound discounted at the same annual rate to its then-present worth, for the balance of the Lease Term. In determining such net rental value of the Premises, the rent realized by any reletting of the Premises, if such reletting is upon terms (other than rental amounts) generally comparable to the terms of this Lease, shall be deemed to be such net rental value; and

                  9.10.3.4 at Landlord's option, Landlord may make such alterations and/or decorations in or upon the Premises as Landlord, in Landlord's sole judgment, considers advisable and necessary for the purpose of reletting the Premises; the making of such alterations and/or decorations shall not operate or be construed to release Tenant from liability under this Section; the cost of all such alterations and/or decorations shall be paid by Tenant to Landlord as Additional Rent.

         Section 9.11      SUMS COLLECTED UPON RELETTING.

         Landlord shall have, receive, and enjoy as Landlord's sole and absolute property, any and all sums collected by Landlord as rent or otherwise upon reletting the Premises after Landlord shall resume possession of the Premises as provided by this Lease, including, without limitation, any amounts by which the sum or sums so collected shall exceed the continuing liability of Tenant under this Lease. If Landlord shall have accelerated Rent payments and collected same from Tenant, and subsequently shall have relet the Premises, then Landlord, after deducting all costs related to reletting, including, but not limited to, those described or anticipated in this Section
9.7 and in Section 9.11, and any other sums due from Tenant to Landlord, shall pay to Tenant the amount remaining which is collected as Rent for each month, to the extent Landlord shall have previously received the Rent for such month from Tenant (but Landlord may retain any such amount, for application to future amounts not yet paid but which may become due).

         Section 9.12      NO EFFECT ON SUIT.

         Landlord and Tenant agree that after the commencement of suit for possession of the Premises or after final order or judgment for the possession of the Premises, Landlord may demand, receive, and collect any monies due or coming due without in any manner affecting such suit, order, or judgment. All such monies collected shall be deemed to be payments on account of the use and occupation of the Premises, or, at the election of Landlord, on account of Tenant's liability under this Lease.

         Section 9.13      WAIVER OF RIGHTS OF REDEMPTION.

         Tenant waives all rights of redemption which may otherwise be provided by any Legal Requirement in the event that Landlord shall, because of the occurrence of an Event of Default by Tenant, obtain possession of the Premises under legal proceedings, or pursuant to present or future law or to the terms and conditions of this Lease.

         Section 9.14      USE OF WORD "RE-ENTRY".

         The words "re-enter" and "re-entry", as used in this Section, are not and shall not be restricted to their technical

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legal meaning, but are used in the broadest sense.

         Section 9.15      LANDLORD'S RIGHT TO CURE TENANT'S DEFAULTS.

         Whenever and as often as Tenant shall fail or neglect to comply with the terms and conditions of this Lease, Landlord, at Landlord's option and upon ten (10) days' Notice to Tenant (or upon shorter Notice, or with no Notice at all, if reasonable to meet an emergency or a time limitation imposed by Legal Authorities), may, in addition to all other remedies available to Landlord, perform, or cause to be performed, such work, labor, services, acts, or things, and take such other steps, including, but not limited to, entry onto the Premises, as Landlord may deem advisable, to comply with and perform any such term or condition. Tenant shall reimburse Landlord upon demand, and from time to time, for all costs and expenses suffered or incurred by Landlord in so complying with or performing such term or condition. The commencement of any work or the taking of any other steps or performance of any other act by Landlord pursuant to this Section shall not be deemed to obligate Landlord to complete the curing of any term or condition which is in default.

         Section 9.16      LANDLORD'S EXPENSES.

         Tenant shall reimburse Landlord upon demand for all reasonable expenses, including attorneys' fees and costs for negotiation, trial, or appellate work (including fees for the services of paralegals and similar persons) incurred by Landlord in connection with (a) any litigation or dispute in which Landlord becomes a party or otherwise becomes involved related to the Premises or Landlord's rights or obligations under this Lease (except to the extent Landlord is found to be at fault); (b) all costs of reletting the Premises in the event of Tenant's default, including brokers' charges, and the proportionate share of the original broker's fees, if any, for which Tenant has not paid all Rent, (c) the enforcement or collection of any judgments, settlements or court awards, and (d) if the leasehold interest of Tenant under this Lease shall be held by more than one person or entity, and if litigation shall arise by reason of a dispute among such persons or entities, then Landlord's reasonable expenses incurred if Landlord is made a party to, or incurred otherwise in connection with, such litigation.

                                  ARTICLE VIII

                          ADDITIONAL TENANT AGREEMENTS

         Section 8.1       MORTGAGE FINANCING AND SUBORDINATION.

         This Lease and all of Tenant's rights hereunder are and shall be subordinate to the present and any future mortgage upon the Building, as well as to any existing ground lease, however, Tenant shall, upon request of either Landlord, the holder of any mortgage or Deed of Trust now or hereafter placed upon the Landlord's interest in the Premises or future additions thereto, and to any ground lease now or hereafter affecting the Premises, execute and deliver upon demand, and such further instruments subordinating this Lease to the lien of any such mortgage or mortgages, and such ground lease, provided such subordination shall be upon the express condition that this Lease shall be recognized by the mortgagees and ground lessors and that the

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rights of Tenant shall remain in full force and effect during the Lease Term and any extension thereof, notwithstanding any default by the mortgagors with respect to the mortgages or any foreclosure thereof, or any default by the ground lessee, so long as Tenant shall perform all of the covenants and conditions of this Lease. Tenant agrees to execute all agreements required by Landlord's mortgagee or ground lessor or any purchaser at a foreclosure or sale in lieu of foreclosure by which agreements Tenant will attorn to the mortgagee or purchaser or successor or ground lessor. Landlord agrees to obtain a non-disturbance agreement from any mortgagee or Ground lessor. Any such non-disturbance agreement shall be substantially in the form attached hereto as Exhibit D "Subordingation, Nondisturbance and Attornment Agreement."

         Section 8.2       ASSIGNMENT OR SUBLETTING.

                  8.2.1 All assignments of this Lease or sublease or subleases of the Premises by Tenant or occupancy of all or part of the Premises by anyone other than Tenant shall be subject to and in accordance with all of the provisions of this Section.

                  8.2.2 Tenant may not assign this Lease or sublet the Premises, in whole or in part, to a party other than a wholly-owned corporation or controlled subsidiary of Tenant without first having obtained the written consent of Landlord, such consent not to be unreasonably withheld.

                  8.2.3 Any assignment or sublease by Tenant shall be only for the permitted Use, and for no other purpose, and in no event shall any assignment or sublease of the Premises release or relieve Tenant from any obligations of this Lease.

                  8.2.4 In the event that Tenant shall seek Landlord's permission to assign this Lease or sublet the Premises or allow additional occupants, Tenant shall provide to Landlord the name, address, financial statement and business experience resume for the immediately preceding ten
(10) years of the proposed assignee or subtenant or occupant and such other information concerning such proposed assignee or subtenant or occupant as Landlord may require. This information shall be in writing and shall be received by Landlord no less than thirty (30) days prior to the effective date of the proposed assignment or sublease or occupancy. It shall be a condition to any consent by Landlord to an assignment or sublease or occupancy that Tenant shall pay to Landlord a processing fee in the amount of $125.00 or one percent (1%) of the annual current value of this Lease, whichever is greater, as reimbursement to Landlord for any and all legally-related expenses in connection with the review and preparation of assignment or sublease or occupancy-related documents which may be incurred by Landlord in connection therewith. Payment of such fee shall be submitted along with Tenant's request for Landlord's consent. Any consent by Landlord to any assignment or sublease or occupancy, or to the operation of a concessionaire or licensee, shall not constitute a waiver or the necessity for such consent to any subsequent assignment or sublease or occupancy, or operation by a concessionaire or licensee.

                  8.2.5 If Tenant is a corporation or partnership and any transfer, sale, pledge or other disposition of more than

                                                        _______________/  JK
                                                               LANDLORD   TENANT
fifty percent (50%) of the common stock or partnership interests shall occur, or voting control or power to vote the majority of the outstanding capital stock or partnership interests be changed, such action shall be deemed an assignment under the terms of this Lease and shall be subject to all the terms and conditions thereof provided , however, that a public offering of capital stock of Tenant shall not be deemed an assignment for the purposes of this section. Any breach of the assignment clause by Tenant will constitute a default under the terms of this Lease and Landlord shall have all rights and remedies available to it as set forth herein.

         In the event Tenant shall sublease the Premises for rentals in excess proportionately of those rentals payable hereunder, Tenant shall pay to Landlord, as Additional Rent hereunder, all such excess rentals. Any consideration for any assignment of this Lease shall be paid to Landlord.

         Any proposed assignee or subtenant of Tenant shall assume Tenant's obligations hereunder and deliver to Landlord an assumption agreement in form satisfactory to Landlord no less than ten (10) days prior to the effective date of the proposed assignment or sublease.

         Notwithstanding any of the foregoing provisions, if Tenant is or has been at any time in default under any of the terms of this Lease, Tenant may not assign or sublet the Premises in whole or in part.

         Section 8.3       TENANT'S NOTICE TO LANDLORD OF DEFAULT.

         Should Landlord be in default under any of the terms of this Lease, Tenant shall give Landlord prompt written notice thereof in the manner specified in Section 12.1, and Tenant shall allow Landlord a reasonable length of time in which to cure such default, which time shall not in any event be less than thirty (30) days from the date of receipt of such notice.

         Section 8.4       SHORT FORM LEASE.

         Tenant agrees not to record this Lease without the express written consent of Landlord.

         Section 8.5       SURRENDER OF PREMISES AND HOLDING OVER.

         At the expiration of the tenancy, Tenant shall surrender the Premises in good condition, reasonable wear and tear excepted, and damage by unavoidable casualty (except to the extent that the same is covered by Landlord's fire insurance policy with extended coverage endorsement), and Tenant shall surrender all keys for the Premises to Landlord at the place then fixed for the payment of Rent and shall inform Landlord of all combinations on locks, safes and vaults, if any, in the Premises. Tenant shall remove all its trade fixtures and any alterations or improvements, subject to the provisions of Section 6.5, before surrendering the Premises, and shall repair, at its own expense, any damage to the Premises caused thereby. Tenant's obligations to observe or perform this covenant shall survive the expiration or other termination of the Lease Term. In the event Tenant remains in possession of the Premises after the expiration of the tenancy

                                                        _______________/  JK
                                                               LANDLORD   TENANT
created hereunder, whether or not with the consent or acquiescence of Landlord, and without the execution of a new lease, Tenant, at the option of Landlord, shall be deemed to be occupying the Premises as a tenant at will on a week-to-week tenancy and in no event on a month-to-month or on a year-to-year tenancy. The rent during this week-to-week tenancy shall be payable weekly at twice the Fixed Minimum Rent, and twice all other charges due hereunder, and it shall be subject to all the other terms, conditions, covenants, provisions and obligations of this Lease, and no extension or renewal of this Lease shall be deemed to have occurred by such holding over. Tenant's obligations to observe or perform this covenant shall survive the expiration or other termination of the Lease Term.

         Section 8.6       ESTOPPEL CERTIFICATE.

         Tenant shall provide at any time, within ten (10) days of Landlord's written request, a statement certifying that this Lease is unmodified and in full force and effect or, if there have been modifications, that same are in full force and effect as modified and stating the modifications, and the dates to which the Fixed Minimum Rent and other charges have been paid in advance, if any. It is intended that any such statement delivered pursuant to this paragraph may be relied upon by any prospective purchaser or mortgagee of the Premises.

         Section 8.7       DELAY OF POSSESSION.

         If Landlord is unable to give possession of the Premises on the Commencement Date by reason of the holding over of any prior tenant or tenants or for any other reason, an abatement or diminution of the Rent to be paid hereunder shall be allowed Tenant under such circumstances, but nothing herein shall operate to extend the Lease Term beyond the agreed Lease Expiration Date. Said abatement of rent shall be the full extent of Landlord's liability to Tenant for any loss or damage to Tenant on account of said delay in obtaining possession of the Premises.

         Section 8.8       COMPLIANCE WITH LAW.

                  8.8.1 At all times during the Lease Term, Tenant shall, at Tenant's own cost and expense, fully perform and comply with any law, statute, code, rule, regulation, ordinance, order, judgment, decree, writ, injunction, franchise, permit, certificate, license (including any beer, wine or liquor license), authorization, registration, or other direction or requirement of any domestic or foreign federal, state, county, municipal, or other government or governmental or quasi-governmental department, commission, board, bureau, court, agency, or instrumentality having jurisdiction or authority over Landlord, Tenant, and/or all or any part of the Premises ("Legal Authority"), which is now or in the future applicable to the Premises, including those not within the present contemplation of the parties ("Legal Requirements"), and applicable insurance underwriters' rules, regulations, decrees or requirements, whether or not they shall necessitate ordinary or extraordinary structural changes, improvements, replacements, or repairs to the Premises, or cause any interference with the Use. Tenant acknowledges that the Building is not newly constructed, and Tenant shall cooperate with Landlord in asbestos removal or any other matter which may be necessary or advisable in connection

                                                        _______________/  JK
                                                               LANDLORD   TENANT
with Legal Requirements.

                  8.8.2 At all times during the Term, Tenant shall not do, permit, or suffer to be done any act, or cause, permit, or suffer to exist any condition upon the Premises, which may (a) be dangerous, unless safeguarded as provided for by Legal Requirements; (b) constitute a public or private nuisance; (c) make any Insurance void or voidable or cause any increase in Insurance premiums; or (d) involve invasive medical procedures including but not limited to the use of syringes. Landlord may enforce this provision in different ways from time to time, and the permitting by Landlord of certain activities on one or more occasions shall not alter Landlord's rights to prohibit or modify such activities at other times. Tenant acknowledges and agrees that Landlord shall have the right to provide for the comfort of others in the Building and that such right is a significant consideration and inducement to Landlord to enter into this Lease.

                  8.8.3    Tenant shall:

                           8.8.3.1  neither  cause nor permit the  Premises
to be used to generate, manufacture, refine, transport, treat, store, handle, dispose, transfer, produce, or process Hazardous Materials, except in compliance with all Legal Requirements;

                           8.8.3.2  neither  cause  nor  permit  a  release
or threatened release of Hazardous Materials onto the Premises or any other property as a result of any intentional or unintentional act or omission on the part of Tenant;

                           8.8.3.3  comply with all applicable Legal
Requirements related to Hazardous Materials;

                           8.8.3.4  conduct and complete all investigations,
studies, sampling, and testing, and all remedial, removal, and other actions on, from, or affecting the Premises in accordance with such applicable Legal Requirements and to the satisfaction of Landlord;

                           8.8.3.5  allow access to the Premises by Landlord
and applicable regulatory authorities so that they may assure compliance with this Section 11.8;

                           8.8.3.6  upon the  expiration  or  termination  of
this Lease, deliver the Premises to Landlord free of all Hazardous Materials;
and

                           8.8.3.7 defend, indemnify, and hold harmless
Landlord and Landlord's employees and other agents from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs, or expenses of any kind or nature, known or unknown, contingent or otherwise (including, without limitation, accountants' and attorneys' fees (including fees for the services of paralegals and similar persons), consultant fees, investigation and laboratory fees, court costs, and litigation expenses at the trial and all appellate levels), arising out of, or in any way related to
(a) the presence, disposal, release, or threatened release, by or caused by Tenant or its agents, of any Hazardous Materials which are on, from, or affecting the soil, water, vegetation, buildings, personal property, persons,

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                                                               LANDLORD   TENANT
animals, or otherwise; (b) any personal injury, including wrongful death, or damage to property, real or personal, arising out of or related to such Hazardous Materials; (c) any lawsuit brought, threatened, or settled by Legal Authorities or other parties, or order by Legal Authorities, related to such Hazardous Materials; and/or (d) any violation of Legal Requirements related in any way to such Hazardous Materials. For the purposes of this Lease
"Hazardous Materials" means any flammable explosives, radioactive materials, oil or petroleum products and their by products, asbestos, polychlorobiphenyls, hazardous materials, hazardous wastes, hazardous or toxic substances, or related materials as defined under or regulated by any Legal Requirements, including, without limitation, the following statutes and the regulations promulgated under their authority: (a) the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended
(42 U.S.C. Sections 9601 et seq.); (b) the Hazardous Materials Transportation Act, as amended (49 U.S.C. Sections 1801 et seq.); and (c) the Resource Conservation and Recovery Act of 1976, as amended (42 U.S.C. Sections 6901 et seq.). The provisions of this Section 11.8 shall survive the expiration or termination of this Lease.

         Section 8.9       RULES AND REGULATIONS.

         Tenant's use of the Premises shall be subject, at all times during the Lease Term, to Landlord's right to adopt in writing, from time to time, modify and/or rescind reasonable Rules and Regulations not in conflict with any of the express provisions hereof governing the use of the parking areas, walks, driveways, passageways, signs, exterior of Building, lighting and other matters affecting other tenants in and the general management and appearance of the Building of which the Premises are a part, but no such rule or regulation shall discriminate against Tenant. The current Rules and Regulations are attached as Exhibit "C".

         Section 8.10      ABANDONMENT.

         Tenant shall not vacate or abandon the Premises at any time during the Lease Term, nor permit the Premises to remain unoccupied for a period longer than ten (10) consecutive days during the Lease Term. If Tenant shall abandon, vacate or surrender the Premises, or be dispossessed by process of law or otherwise, any personal property belonging to Tenant left on the Premises shall, at the option of the Landlord, be deemed abandoned, and Landlord may sell, store, or dispose of it at Tenant's expense.

         Section 8.11      INTENTIONALLY LEFT BLANK

                                   ARTICLE IX

                           MISCELLANEOUS PROVISIONS

         Section 9.1       NOTICES.

         Whenever notice shall or may be given to either of the parties by the other, each such notice shall be either delivered in person or sent by nationally recognized overnight delivery service, with return receipt requested. Notices to Landlord shall be sent to the address specified in the Basic Term Sheet.

                                                        _______________/  JK
                                                               LANDLORD   TENANT

Notices to Tenant shall be sent to the address specified in the Basic Term Sheet. Any notice under this Lease shall be deemed to have been given at the time it is received or refused by the addressee.

         Section 9.2       ENTIRE AND BINDING AGREEMENT.

         This Lease contains all of the agreements between the parties hereto, and it may not be modified in any manner other than by agreement in writing signed by all parties hereto or their successors in interest. Tenant shall pay Landlord for any and all legally-related expenses which may be incurred by Landlord in connection with the review or preparation of all lease-related documents including, without limitation, consents, amendments, modifications and assignments therewith. The terms, covenants and conditions contained herein shall inure to the benefit of and be binding upon Landlord and Tenant and their respective heirs, successors and assigns, except as may be otherwise expressly provided in this Lease.

         Section 9.3       PROVISIONS SEVERABLE.

         If any term or provision of this Lease or the application thereof to any person or circumstance shall, to any extent, be illegal, invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those to which it is held illegal, invalid or unenforceable shall not be affected hereby and each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

         Section 9.4       CAPTIONS.

         The captions contained herein are for convenience and reference only and shall not be deemed as part of this Lease or construed as in any manner limiting or amplifying the terms and provisions of this Lease to which they relate.

         Section 9.5       RELATIONSHIP OF THE PARTIES.

         Nothing herein contained shall be deemed or construed as creating the relationship of principal and agent or of partnership or joint venture between the parties hereto; it being understood and agreed that neither the method of computing rent nor any other provision contained herein nor any acts of the parties hereto shall be deemed to create any relationship between the parties other than that of Landlord and Tenant.

         Section 9.6       ACCORD AND SATISFACTION.

         No payment by Tenant or receipt by Landlord of a lesser amount than the Rent herein stipulated shall be deemed to be other than on account of the earliest stipulated Rent nor shall any endorsement or statement on any check or any letter accompanying any check or payment as Rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or pursue any other remedy provided for in this Lease or available at law or in equity.

         Section 9.7       BROKER'S COMMISSION.

         Tenant warrants that it has not engaged any Real Estate

                                                        _______________/  JK
                                                               LANDLORD   TENANT

Broker or Realtor, except for Abood & Associates, Inc. (which represents Landlord) in connection with its execution of this Lease and agrees to indemnify and save Landlord harmless from any liability that may arise from such claim, including reasonable attorneys' fees by any other broker, realtor or finder, claiming to have represented Tenant.

         Section 9.8       CORPORATE AND PARTNERSHIP STATUS.

                  9.8.1 If Tenant is a corporation or partnership, tenant's corporate or partnership status shall continuously be in good standing and active and current with the state of its incorporation and the state in which the Building is located at the time of execution of the Lease and at all times thereafter. Tenant shall keep its corporate status active and current throughout the Lease Term or any extensions or renewals. Tenant shall annually file with Landlord a current copy of the Certificate of Good Standing under Seal. Failure of Tenant to keep its corporate or partnership status active and current shall constitute a default under the terms of the Lease. In the event this Lease is signed on behalf of Tenant by a person in a representative capacity, each of the person or persons signing in such capacity represents and warrants to the Landlord and its successors and assigns that:

                           9.8.1.1 Their execution and delivery of this lease
has been duly and validly authorized and all requisite actions have been taken to make it valid and binding on the entity they represent.

                           9.8.1.2  The entity they represent  will, on the
date of the commencement of and at all times during the term of this Lease, be duly organized, validly existing and in good standing in the state of its organization and entitled to conduct its business in the state where the Premises is located.

                  9.8.2 The person or persons signing this Lease on behalf of the Tenant shall be personally responsible for the Tenant's obligations under this Lease.

         Section 9.9       MISCELLANEOUS.

                  9.9.1 Landlord shall not be liable for any injury or damage to persons or property resulting from fire, explosion, falling materials, steam, gas, electricity, water, rain or leaks from any part of the Premises or from the pipes, appliances or plumbing works or from the roof, street or subsurface or from any other place or by dampness or by any other cause of whatsoever nature. All property of Tenant, including merchandise and furnishings, kept or stored on the Premises shall be so kept or stored at the risk of Tenant only and Tenant shall hold Landlord harmless from any and all claims arising out of damage to same. If Landlord is required to make repairs by reason of any act, omission or negligence of Tenant, any permitted subtenants, concessionaires or their respective employees, agents, invitees, licensees or contractors, the cost of such repairs shall be borne by Tenant and shall be due and payable immediately upon receipt of Landlord's notification of the amount due.

                  9.9.2 At Tenant's request, if Landlord provides any miscellaneous services and/or supplies to Tenant or Tenant's Premises (including by way of example, but not limited to: keys,


                                                        _______________/  JK
                                                               LANDLORD   TENANT
directory strips, carpet cleaning, non-standard light bulbs, repairs, locks, parking, overtime electricity usage) all charges for these services imposed by Landlord shall be billed to Tenant and payable by Tenant as Additional
Rent. Landlord shall have the same remedies for failure to pay the same as for non-payment of Fixed Minimum Rent. Tenant covenants and agrees to pay Landlord all applicable sales tax or other taxes which may be imposed on the above Additional Rent.

                  9.9.3 It is specifically understood and agreed that there shall be no personal liability on Landlord in respect to any of the covenants, conditions or provisions of this Lease; in the event of a breach or default by Landlord of any of its obligations under this Lease, Tenant shall look solely to the equity of Landlord in the Premises for the satisfaction of Tenant's remedies. In the event of a sale or transfer of the Building or any portion thereof which includes the Premises, or in the event of the making of the lease of the Building or of any portion, or in the event of a sale or transfer of the leasehold estate under any such underlying lease, the grantor, transferor or Landlord, as the case may be, shall thereafter be entirely relieved of all terms, covenants and obligations thereafter to be performed by Landlord under this Lease to the extent of the interest or portion so sold, transferred or leased, and it shall be deemed and construed, without further agreement between the parties and the purchaser, transferee or Tenant, as the case may be, has assumed and agreed to carry out any and all covenants of Landlord hereunder.

                  9.9.4 The parties hereby waive trial by jury in any action, proceeding or counter claim brought by either of the parties hereto against the other or any matters whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the Premises, and/or claim of injury or damage.

                  9.9.5 In the event of a breach by Tenant of any of the covenants or provision hereof, Landlord shall have, in addition to any other remedies which it may have, the right to invoke any remedy allowed at law or in equity, including injunctive relief, to enforce Landlord's rights or any of them, as if re-entry and other remedies were not herein provided for.

                  9.9.6 In the event of any litigation arising out of enforcement of this Lease, the prevailing party in such litigation shall be entitled to recovery of all costs, including reasonable attorneys' fees.

                  9.9.7 Notwithstanding anything in this Lease to the contrary, Landlord reserves all rights which any state or local laws, rules, regulations or ordinances confer upon a Landlord against a Tenant in default. This article shall apply to any renewals or extensions of this Lease.

                  9.9.8 This agreement shall be deemed to have been made in Dade County, Florida and shall be interpreted, and the rights and liabilities of the parties here determined, in accordance with the laws of the State of Florida.

         Section 9.10      FINANCIAL STATEMENTS.


                                                        _______________/  JK
                                                               LANDLORD   TENANT

         Tenant shall furnish Landlord, within five (5) business days after Landlord's request therefor, an updated, current financial statement of Tenant, Tenant's shareholders, and any guarantors of this Lease. Unless Landlord has reason to believe there has been a material reduction in the financial worth of any of such parties, such financial statement(s) shall not be required to be furnished more than twice each calendar year as to Tenant, its shareholders or partners, and each guarantor.

         Section 9.11      RELOCATION.

           Landlord may, at its expense, relocate Tenant to another location in the Building, decorated by Landlord, without releasing Tenant of any obligation under this Lease for the full Term. If Landlord remodels a substantial portion of the Building and deems the Premises to be needed for other purposes than this Lease, Landlord may relocate Tenant in the Building or terminate this Lease.

         Section 9.12      NON-WAIVER PROVISIONS.

                  9.12.1 The failure of Landlord to insist upon a strict performance of any of the terms, conditions and covenants herein shall not be deemed to be a waiver of any rights or remedies that Landlord may have and shall not be deemed a waiver of any subsequent breach or default in the terms, conditions and covenants herein contained except as may be expressly waived in writing.

                  9.12.2 The maintenance of any action or proceeding to recover possession of the Premises or any installment or installments of rent or any other monies that may be due or become due from Tenant to Landlord shall not preclude Landlord from thereafter instituting and maintaining subsequent actions or proceedings for the recovery or possession of the Premises or of any other monies that may be due or become due from Tenant including all expenses, court costs and attorneys' fees and disbursements incurred by Landlord in recovering possession of the Premises and all costs and charges for the care of the Premises while vacant. Any entry or re-entry by Landlord shall not be deemed to absolve or discharge Tenant from liability hereunder.

                  9.12.3 If Landlord is delayed or prevented from performing any of its obligations under this Lease by reason of strike, labor disputes, or any cause whatsoever beyond Landlord's reasonable control, the period of such delay or such prevention shall be deemed added to the time herein provided for the performance of any obligation by Landlord.

         Section 9.13      RADON GAS.

         Pursuant to F.S. 404.056(8), Tenant is hereby notified that radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health

                                                        _______________/  JK
                                                               LANDLORD   TENANT
unit. In no event shall Landlord be liable for direct or indirect, consequential or incidental damages arising from the existence or discovery of radon in the Premises.

                                                        _______________/  JK
                                                               LANDLORD   TENANT

                  IN WITNESS WHEREOF, Landlord and Tenant above duly executed this Lease as of the day and year first above written, each acknowledging receipt of an executed copy hereof.

WITNESSES:                               LANDLORD:

                                         NWT PARTNERS, LTD., a _______
                                         limited partnership

                                         BY:_________________, Inc., a
                                            _________________corporation,
                                                  General Partner

Name:
                                         By:
                                                  ________________________
Name:                                             Vice President

                                                  [Corporate Seal]


                                                 TENANT:

                                                 PT-1 COMMUNICATIONS, INC.

Name:
                                                 By: /JOHN KLUSARITZ/

                                                 Name/Title: GENERAL COUNSEL
Name:


                                                        _______________/  JK
                                                               LANDLORD   TENANT

                                    EXHIBIT A

                                LEGAL DESCRIPTION

PARCEL I:         Lots 1, 2 and 3 of Smith Subdivision of Lots 4, 5 and 6 in
Block 102 North, City of Miami, according to the plat thereof recorded in Plat Book 3, page 5, Public Records of Dade County, Florida.

PARCEL II:        Non-exclusive right-of-way and easement for a term of years for ingress and egress from Parcel I to Northeast Third Avenue on and over Lot 6, less North 28 ft. thereof, of Smith Subdivision of Lots 4,5 and 6, of Block 102 North, City of Miami, according to the plat thereof in Plat Book 3 at page 5, Public Records of Dade County, Florida, as created by Right-of-Way and Easement Agreement dated September 27, 1979, filed September 28, 1979 under CF 79R275271 and recorded in O.R. Book 10527 at pages 1401-1405, and as assigned by assignment in O.R. Book 10527, page 1394, and as assigned by assignment in O.R. Book 10971, page 1866, and as conveyed by Warranty Deed in O.R. Book 12001, page 960, Public Records of Dade County, Florida.

PARCEL III:       The South 24.00 feet of Lot 2 and all of Lot 3, in Block
102 North, City of Miami, A.L. Knowiton Map of Miami, according to the Plat thereof recorded in Plat Book B, at page 41, of the Public Records of Dade County, Florida.


                                                        _______________/  JK
                                                               LANDLORD   TENANT

                                   EXHIBIT "C"

                              RULES AND REGULATIONS

         1. At all times during the terms of this Lease, the Landlord shall have the right by themselves, their agents, and employees, to enter into and upon the Premises during reasonable business hours for the purpose of examining and inspecting the same and determining whether the Tenant shall have complied with his obligation under the Lease and the rules and regulations contained herein, in respect to the care and maintenance of the Premises and the repair or rebuilding of the improvements thereon, when necessary.

         2. Tenant shall not use the name of the Building for any purpose other than Tenant's business address and shall never use a picture or likeness of the Building or Premises in any advertisement, notice or correspondence without Landlord's advance written consent hereto.

         3. Tenant shall not make or permit any noise or odor that is objectionable to the public, to other occupants of the Building, or to Landlord to emanate from the premises and shall not create or maintain a nuisance thereon and shall not disturb, solicit or canvass any occupant and shall not do any act tending to injure the reputation of the Building or Premises.

         4. Tenant shall not place or permit any radio antenna, loud speakers, sound amplifiers, or similar devices on the roof or outside of the Building, or within the core area.

         5. The sidewalks, entrances, passages, elevators, vestibules, stairways, corridors and halls must not be obstructed or encumbered or used for any purpose other than ingress and egress to and from the Premises.

         6. With the exception of initially moving into or completely moving out of the Tenant's Premises, supplies, goods, materials, packages, furniture and all such items of every kind are to be delivered at the entrance point provided therefore, through service elevators or dumbwaiters to the Tenant, or in such manner as the Landlord may provide and the Landlord is not responsible for the loss or the damage of any such property.

         7. The Landlord may retain a pass key to the Premises. The Tenant shall not alter any lock or install anew lock or a knocker on any door of the Premises without written consent of the Landlord or the Landlord's agent, provided, in case such consent is given, the Tenant shall make provisions that the lock is compatible with the Landlord keying system pursuant to the Landlord's right of access to the Premises.

         8. Tenant shall, upon termination of the Lease or of Tenant's possession, surrender all keys of the Premises to landlord at the Building office and shall make known to Landlord the explanation of all combination locks on safes, cabinets, and vaults in the Premises.

         9. Tenant shall not install any concession or vending machines in the Premises, and shall not sell from the Premises the following items: cigars, cigarettes, tobacco, pipes, candies,

                                                        _______________/  JK
                                                               LANDLORD   TENANT
newspapers, magazines, or greeting cards.

         10. Landlord reserves the right to: (1) change the street address of the Building; (2) install and maintain a sign or signs on the exterior or interior of the Building; (3) designate all sources furnishing sign painting and lettering and, and (4) take all measures as may be necessary or desirable for the safety, protection or preservation of the Premises of the Building.

         11. All persons entering or leaving the Building after normal Building operating hours, 7:00 A.M. - 7:00 P.M.; Monday through Friday, or at any time during Saturdays, Sundays and holidays, may be required to do so under such regulations as Landlord may impose.

         12. Draperies and other window coverings installed by Tenant will be of either non-combustible material such as fiberglass, metal mesh, etc. or in lieu thereof have fabric treated with a flame retardant material.

         13. Drapery traverse mechanisms shall be so arranged as to permit the full opening of draperies and to provide sufficient over-travel that the stacked draperies in the full open position shall have at least a clearance of either window jam.

         14. The Tenant shall not penetrate the exterior walls for ANY REASON. All penetrations of interior walls for book shelves, pictures, or any other reason must have the prior written consent of the Landlord.

         15. The Landlord at all times shall have the right to reasonably amend, modify or waive any of the foregoing rules and regulations and to make such other and further rules and regulations as the landlord may adopt.

         16. No furniture, freight or equipment of any kind or nature shall be brought into or removed from the Building or any demised premises without the prior written consent of Landlord. All moving of the same by tenant into, within or out of the Building, shall be done at such times and in such manner as Landlord shall designate. Landlord shall have the right to prescribe the weight, size and position of all safes and other heavy property brought into the Building. As security for any damage done to the Building or the Premises, by tenant or tenant's movers, contractors, vendors, lessors, or employees, in connection with any move into, within or out of the Building;, tenant shall deposit with Landlord a moving security deposit in the amount of $0.00, which shall be deposited with Landlord (i) at the time of execution of the lease for a new lease, (ii) at least ten (10) days prior to moving out of the Building any furniture, freight or equipment of tenant (by tenant or any lessor to tenant) at the termination of the lease term, or (iii) at least ten
(10) days prior to any move within the Building or moving in or out of the Building during the term of the lease any furniture, freight or equipment (by tenant or any lessor to tenant). Any claims by Landlord against such deposit shall be made by Landlord within ten (10) days after the particular move into, within or out of the Building to which such deposit applies. The terms and conditions of Section 10.1 of the Lease regarding the Security Deposit shall apply to this deposit, provided, however, if no claim has been made by Landlord to

                                                        _______________/  JK
                                                               LANDLORD   TENANT
tenant within the aforesaid ten (10) day period of time, or if a claim has been made by Landlord for less than all of such deposit, the balance of such deposit shall be delivered to tenant within fifteen (15)days after the respective move has taken place. If such moving security deposit is not given to Landlord by such tenant within the appropriate time period, Landlord may at its sole, but reasonable discretion prevent any move by tenant of any furniture, freight or equipment into, within or out of the Building. All damage done to the Building by such moving or maintaining any safe or heavy property shall be repaired at the expense of the tenant. In the event a tenant engages the services of a moving company, such tenant shall provide Landlord with a certificate on Form ACORD 27 from such tenant's and such mover's respective insurance carrier (which carrier(s) shall be reasonably satisfactory to Landlord) naming Landlord as an additional insured and stating that such insurance coverage shall not be terminated without at least fifteen (15) days prior written notice having been given to Landlord at Landlord's address for notice in the lease. The exercise of any of Landlord's rights under the moving security deposit shall not diminish or be in lieu of Landlord's other rights against tenant or others under this lease or at law or at equity.

         The failure of the Landlord to seek redress for violation of, or insist upon the strict performance of, any covenant or conditions of this Lease or any of the rules and regulations set forth above or hereafter adopted by Landlord, shall not prevent a subsequent act, which would have originally constituted a violation. The receipt by Landlord of Rent with knowledge of the breach of any covenant of this Lease or breach of these rules and regulations shall not be deemed a waiver of such breach. The failure of Landlord to enforce any of these rules and regulations as set forth above or hereafter adopted against the Tenant and/or any other tenant in the Building shall not be deemed a waiver of any such rules and regulations.

         Landlord shall not be liable to Tenant for violations of any said rules and regulations or the breach of any covenant or condition in any Lease by any other tenant in the Building.

         No act or thing done or omitted to be done by Landlord or Landlord's agents during the term of the Lease which is necessary to enforce these rules and regulations shall constitute an eviction by Landlord. No employee of Landlord or Landlord's agent shall have any power to accept the keys of said Premises prior to the termination of the Lease. The delivery of keys to any employee of Landlord or Landlord's agents shall not operate as a termination of the Lease or a surrender of the Premises.

         The rules and regulations shall be binding upon heirs, successors, representatives and assigns of the Tenant.

                                                        _______________/  JK
                                                               LANDLORD   TENANT

                            TELECOMMUNICATIONS RIDER
                       TO OFFICE LEASE FOR NEW WORLD TOWER
                           NWT PARTNERS, LTD. LANDLORD
                        PT-1 COMMUNICATION, INC., TENANT

R.1.  OPTION TO RENEW.

         1.01 So long as this Lease is in full force and effect and Tenant is not in default under any of the Lease provisions, and no condition exists which with notice or passage of time would constitute a default by Tenant under this Lease, Landlord grants to Tenant an option to renew the Lease ("Option to Renew") for one Option Period of five (5) years each, subject to the following provisions.

                (a) Tenant shall provide written notice to Landlord of Tenant's intent to renew the Lease not less than twelve (12) months and not more than twenty-four (24) months prior to the expiration date of the then-current Lease Term.

                (b) The Option to Renew shall be void if at any time during the last twenty four (24) months of the then current Lease Term (including, but not limited to, the period of time between the date of the exercise of the Option and the date upon which the current Lease Term would normally expire) the Landlord, in order to enforce its rights under the Lease has in good faith and with reasonable basis under this Lease and applicable law (i) brought an action to collect Rent from Tenant, or (ii) brought an action to recover possession of the Premises from Tenant; or (iii) brought an action to dispossess Tenant.

                (c) All other terms and conditions of the Lease shall remain unchanged with the exceptions that (i) there shall be no further option to renew; and ii) there shall be no Tenant's Initial Improvements or other matters specific to the initial leasing of the Premises, and (iii) Fixed Minimum Rent shall subject to increase during the first year and each subsequent year of the Option Period at the rate of four (4%) percent per annum over the Fixed Minimum Rent in effect at the end of the preceding lease year.

R.2.  CONSTRUCTION OF TENANT IMPROVEMENTS.

                                 2.01 As set forth in Section I.2.13 on the
BASIC TERM SHEET, Tenant shall receive a total construction allowance in the amount of $103,530.00 (the "Allowance"), which shall be applied towards leasehold improvements over the base Building. For purposes of this paragraph, leasehold improvements may specifically include, but not be limited to, construction of Tenant improvements, the cost of Tenant's architectural design services, plans, engineering costs, Tenant's purchase and installation of equipment including telephone and computer equipment and cabling, (provided that none of such equipment and cabling used by Tenant for the purpose of providing its telecommunications business to its customers shall be eligible for such allowance), and costs of Tenant's construction coordinator, and any other applicable internal and/or external costs incurred by Tenant. Tenant may hire its own interior

                                                        _______________/  JK
                                                               LANDLORD   TENANT
designer/architect to be compensated out of the Allowance. In addition, the cost of any electrical, mechanical, and structural engineering, including all plans, permits, licenses, and fees that are related to the development of the Premises may be paid by Tenant out of the Allowance. To the extent that any portion of the Allowance to be contributed by Landlord under this paragraph by abatement of Rent does not apply to the initial construction of Tenant's Improvements to the Premises, the remaining amount of the abatement of Rent shall be terminated. All such monthly abatements of Rent shall be subject to receipt by Landlord of appropriate waivers of liens by all contractors, subcontractors and materialmen on progress payments and final payment.

R.3.  COMPLETE STATEMENT OF LANDLORD WORK.

                        3.01 Except as set forth in this section, Tenant is taking the Premises in its "as-is" condition, existing as of the execution of this Lease, which Tenant acknowledges that Tenant has inspected. Other than as to that the electrical and mechanical systems are in good working order to the mechanical room on the 3rd floor of the Building, as to which Landlord warrants and represents that such systems are as represented, Landlord specifically disclaims all warranties or representations as to the condition of the Premises, including the warranties of merchantability and fitness for a particular purpose, which disclaimer is acknowledged by Tenant as a material inducement to entry into this Lease on the part of Landlord.

R.4.  SUBMETERING.

4.01 Since Tenant's use of electricity and air conditioning shall be above building standard, Tenant shall obtain and pay for at its own expense Tenant's entire supply of electric current by submeter arrangement whereby Tenant's monthly kilowatt hour usage shall be paid by Tenant. Tenant shall pay for the installation of such submeter. Landlord shall read the submeter at the end of each calendar month and forward to Tenant an invoice detailing the amount of money necessary to reimburse Landlord for the cost of electricity used by Tenant for each such month, which amount shall be deemed Additional Rent. Tenant shall pay Landlord this amount within ten (10) days of receipt of such invoice. Tenant may use a portion of the mechanical room on the 19th floor for its air conditioner condenser unit.

R.5.  ALTERATIONS.

5.01 The following provisions supplement but do not replace the provisions of this Lease related to alterations and repairs of the Premises by Tenant; where these provisions conflict with the other provisions of the Lease, however, the following provisions shall control.

                        (a) Landlord shall have the right to approve the general contractor, construction manager, subcontractor, architect and engineer which Tenant may select; for electrical work connecting to Landlord's core electrical systems, however, Tenant shall utilize Landlord's contractor(s), provided their pricing is reasonably competitive with other bids, such decision to be made by Tenant within ten (10) days after submission of

                                                        _______________/  JK
                                                               LANDLORD   TENANT

Tenant's receipt of bids. If Landlord's contractors' prices are not reasonably competitive with other bids, then Tenant shall have the right to solicit independent bids from electrical contractors reasonably satisfactory to Landlord.

                        (b) Prior to commencing any alterations, Tenant shall submit plans and specifications to Landlord , which shall be approved or disapproved within thirty (30) business days after submission to Landlord. Landlord hereby notifies Tenant, and Tenant hereby agrees to be bound by such notification, that all fixtures and equipment built or installed by Tenant in the Premises and on the Roof shall be required to be removed by Tenant at the end of the Lease Term, at Tenant's sole cost and expense, in a manner that shall comply with all applicable terms and conditions for the original installation thereof as are in effect at the time of such removal leaving the said Premises and Roof in the same condition as they were at the commencement of this Lease ordinary wear and tear excepted.

R.6.  EQUIPMENT AND OPERATING RIGHTS; LICENSE FOR ACCESS.

6.01 So long as this Lease is in full force and effect and Tenant is not in default under any of its provisions, Tenant shall, subject to the provisions of this Lease and License and to Landlord's reasonable rules and regulations therefor as promulgated from time to time, have a nonexclusive license (the "License") (a) to install, operate, maintain, repair and replace cable within vertical and horizontal shafts of the Building; (b) have the nonexclusive use of the Building risers at such locations as may be required for Tenant's business needs and as reasonably approved by Landlord from time to time; (c) have the right to install at Tenant's sole cost and expense up to two (2) four-inch conduit risers in the mechanical closets area of the Building, to run the height of the Building to the 19th Floor for the purpose of installing the cable described in (a); (d) install an emergency generator on the third floor of the Building in a location reasonably satisfactory to Landlord; (e) install connections to Landlord's fuel tank and to Landlord's emergency generator in locations reasonably satisfactory to Landlord;(f) install up to __ tons of HVAC equipment as set forth on Exhibit A; (g) install electrical system as set forth on Exhibit A; (h) install certain life safety systems as set forth on Exhibit A; all of (a) through (h) being for the purpose of Tenant providing telecommunications services to its customers. All of the shafts, risers and other areas designated by Landlord for such License use are referred to in this Section R6 as the "License Area" and are subject to and shall be installed, operated, maintained, repaired, replaced and removed in accordance with the terms and conditions of Exhibit A, Equipment and Operating Rider, annexed hereto.

6.02 Subject to Tenant's receipt of all applicable governmental permits and licenses required by law, prior to installation, and at Tenant's sole cost, following notice to and approval by Landlord, Tenant shall have a right to construct in the License Area, where necessary for such purposes, conduit facilities for the provision of telecommunications services in the Building. Such conduits shall be limited in size and location so as not to interfere with the Building systems and to allow other uses

                                                        _______________/  JK
                                                               LANDLORD   TENANT
deemed reasonable or necessary by Landlord in the vertical shafts and all other areas of the Building.

6.03 The license granted in this Rider is not exclusive. Landlord reserves the right to grant, renew or extend similar licenses, and unrelated licenses and agreements for use, to others. Nothing contained in this Rider shall be construed as granting to Tenant any property or ownership rights in the Building or to create a partnership or joint venture between Landlord or Tenant. Tenant's rights as to all areas of the Building other than the Premises are granted as a license only, and Tenant (notwithstanding the fact that the term "Tenant" is used in reference to it) is a licensee only with no additional rights as might accrue to a tenant under landlord/tenant or any other law.

6.04 Tenant shall use the License Area and Tenant's facilities within it only for the provision of telecommunications services and for no other purpose. If any electrical panels or meters for such facilities are required, they shall be installed only with Landlord's prior consent, which shall not be unreasonably withheld, delayed or conditioned, in accordance with all terms and provisions of this Lease and License, and at Tenant's sole cost and expense, for initial installation, maintenance, ongoing costs, and (unless Landlord requires that such facilities not be removed) removal.

6.05 Prior to the commencement of any work in the License Area, Tenant shall, at its sole cost and expense, prepare and deliver to Landlord working drawings, plans and specifications (the "Plans"), detailing the location, size and type of any facilities and improvements to be constructed or installed in the License Area. Landlord shall approve all such Plans in writing, and no construction or installation shall occur without such approval. All construction and installation shall be done in a safe manner consistent with the highest generally accepted construction standards; shall be done in a manner which will prevent interference with the operation of the Building; shall not begin until all applicable federal, state, and local permits, licenses and approvals have been obtained and all applicable insurance coverage has been obtained and paid for; and shall be in accord with all provisions and terms of the Lease.

6.06 Tenant shall promptly and satisfactorily repair all damage to the Building and its contents caused by or related to or growing out of Tenant's use of this License. Tenant shall comply with all federal, state, and local laws, orders, rules and regulations applicable to the facilities and the License Area and Tenant's use of them. Tenant shall not disrupt, adversely affect, or interfere with other providers of services in the Building or with any of the Building's occupants' use and enjoyment of its premises or of the common areas of the Building. Notwithstanding that the License Area is subject to Tenant's use under a license agreement, Tenant's use thereof is subject to all provisions of the Lease as anticipated or described for the Premises and, accordingly, all references in the Lease to the Premises (except for the provisions which provide that the Premises are leased to Tenant) shall be deemed to include the License Area to the extent that Tenant utilizes such area in any way. By way of illustration but not of limitation, all insurance

                                                        _______________/  JK
                                                               LANDLORD   TENANT
required of Tenant as to the Premises shall also include the License Area.

6.07 In the event of a default under the Lease, including this Rider, Landlord may, but shall not be obligated to, exercise any or any combination of rights which it has, as to the License Area, the Premises, or both, as licensor and/or as landlord, in law, in equity and/or under this Lease.

6.08 The License granted in this Section is granted for the additional consideration of $1,200.00 per month, plus applicable taxes (subject to a 4% annual increase after the first year of the Lease Term and in any extension terms beyond the initial lease term in the manner set forth in Section 1.2.11 of the Lease). In the event Tenant does not use its own emergency generator, but uses only Landlord's emergency generator, in accordance with Section 3 of Exhibit A, the monthly license fee shall be reduced to $900.00.

6.09 All of the above equipment installed by Tenant shall, if not removed by Tenant in accordance with Section 5.01 c of this Rider, become the property of Landlord and be surrendered with the Premises upon the termination of this License or Tenant's right to possession under it. Notwithstanding anything to the contrary in this Lease, a termination of the Lease shall be a termination of this License, and a termination of Tenant's right of possession under the Lease shall be a termination of Tenant's right of possession under this License.

                                                        _______________/  JK
                                                               LANDLORD   TENANT

                                   EXHIBIT "A"

                         EQUIPMENT AND OPERATING RIGHTS

The following are the specifications and conditions for use in the installation and operation of equipment on the Premises and the obligations of the Landlord and Tenant with respect thereto.

1. CONDUIT/RISER

a. Tenant shall have the right to install two four inch conduits ("Main Conduits") in the existing riser space within the mechanical closets in the Building, which shall run the entire height of the Building to connect Tenant's telecommunications facility to its Premises and to other tenants in the Building. Tenant shall also have the right to run feeder conduit, the location of which shall be reasonably designated by Landlord stemming from the Main Conduit to connect to each telecommunications tenant on each floor. There shall be no additional compensation payable by Tenant for such right to use and place conduit and cable except for a monthly charge as set forth and as increased during the term of this License in the manner set forth in Section 6.08 of the Rider which charge shall be deemed Additional Rent, for access to the generator and fuel storage space and all conduit. All such conduits and cable shall be installed by Tenant in accordance with the terms of the Lease, including, but not limited to, Articles V and VI thereof, and shall generally be installed pursuant to local zoning, building and fire safety codes, shall comply with all applicable Federal Communications Commission ("FCC") rules and regulations, and shall comply with all Fire Underwriters' and Insurance Underwriters' requirements. In the event any planned breach in the Chases would compromise the fire safety of the Building, in the opinion of the Legal Authorities or the Fire Underwriters or Insurance Underwriters, Tenant, at its sole cost and expense, shall promptly take those reasonable steps necessary to cure any such problems provided that such cure is effected to the satisfaction of the Legal Authorities, the Fire Underwriters and the Insurance Underwriters; is commenced within ten (10) business days after receipt by Tenant of the notice referred to above; and is completed by Tenant within thirty (30) days thereafter. If such conditions are not complied with by Tenant, Landlord may, in its sole discretion, determine whether to permit the installation of any feeder conduit, and if any feeder conduit is permitted by Landlord, what restrictions must be placed upon such installation, maintenance and operation thereof. No such approval, determination or restrictions set by Landlord shall operate to render Landlord liable for any injury or damage done by any such feeder conduit or opening in the Chases; and Tenant shall remain fully liable for the installation, maintenance and operation of such feeder conduit and openings in the Chases.

b. Subject to providing reasonable prior written notice thereof to Landlord at least two (2) business days in advance of any such entry, Tenant is granted the limited right to enter onto Landlord's property for the purpose of carrying out all of Tenant's rights hereunder, subject to the terms of the Lease and generally to be effected without any danger or inconvenience to the Landlord, any other tenants in the Building, or any property in or of the Building, nor to adversely affect the use or value

                                                        _______________/  JK
                                                               LANDLORD   TENANT
     of any conduit and cable currently installed in the Building by any other tenant.

c. In the event any of the conduit and cable and all the other equipment referred to in this Rider installed by Tenant has not been removed by Tenant upon the termination of this Lease as provided for in the Lease, Landlord may at its option (i) remove the same at the cost and expense of Tenant or (ii) the same shall become the property of Landlord and shall be surrendered with the Premises upon expiration or termination of the Lease as provided in the Lease.

2. HVAC SYSTEMS

a. Tenant shall have the right to install up to 80 tons of HVAC equipment for the Premises. Tenant shall be allocated the space in the mechanical room on the 19th Floor, of the Building in which to place all of the condenser units for the HVAC equipment.
b. Tenant shall have the right to remove or cap any HVAC system currently in the Premises for the term of the Lease, subject to the terms of Section 6 a of this Exhibit A.
c. Tenant shall have the right to install drains for its HVAC equipment either within the mechanical room on the 19th floor or, if not feasible there, to be tied in to the Building's waste sewer system.
d. Landlord's approval of this or any other specification or material to be used in the construction of Tenant Improvements under this Rider and the Lease shall not be deemed as a guaranty of the fitness for use or a particular purpose or as a warranty of any of such specifications or material by Landlord. All work done under this Rider shall be done in compliance with all applicable local building, safety and zoning Codes, all applicable Fire Underwriters' and Insurance Underwriters' requirements and all rules and regulations of OSHA and the Americans with Disabilities Act.

3. ELECTRICAL SYSTEMS

a. Landlord shall provide access at the main power vault of the Building to 7,000 amps, 277/480 volts, three phase alternating current of electric capacity to Tenant. Tenant shall be given access for installation of two additional four inch conduits to run Tenant's electrical power from the electrical vault to the Premises. Tenant's use of such access shall be subject to the terms of the Lease and generally shall be effected without any danger or inconvenience to the Landlord or to any other tenants in the Building, and shall not adversely affect the use or value of any conduit and cable currently installed in the Building by the Landlord or by any other tenant.
b. Tenant shall be provided reasonably adequate space on the third floor of the Building to install at Tenant's sole cost and expense one diesel generator NOT TO EXCEED 500 KW where indicated on the attached Exhibit A-1.
c. Tenant shall be provided reasonably adequate access to install at Tenant's expense connections to Landlord's 1500 KW volt diesel Emergency Generator which Landlord is currently installing. The terms and conditions of use of the Emergency Generator are as follows: (1) Tenant is granted the right to use up to ____ kilowatts of emergency power from such Emergency Generator commencing on the date such Emergency Generator is fully operational (such date to be determined by Landlord in its sole discretion) in the event of an interruption of normal electrical

                                                        _______________/  JK
                                                               LANDLORD   TENANT
     service to the Premises during the Lease Term, provided that: (a) Tenant notifies Landlord in writing within thirty (30) days following the Lease Commencement Date of the number of kilowatts (not to exceed ___ kilowatts) of emergency power which Tenant reserves the right to use; (b) Tenant pays Landlord, at the time of notification in (a) above, a one time fee in an amount equal to $500.00 per kilowatt of emergency power so reserved; and
     (c) Tenant pays Landlord as Additional Rent under the Lease a monthly sum in an amount reasonably determined by Landlord in good faith based upon the amount of emergency power reserved by Tenant, and Landlord's costs of operation, use, maintenance, fuel, oil, governmental permits, licenses and fees, insurance, Landlord's profit and administration and other expenses relating to the Emergency Generator. The monthly amount of the Additional Rent described in item (c) initially shall be $1.20 per kilowatt reserved per month. Tenant shall also pay the costs to connect Tenant's Premises to the Emergency Generator as described in Section 4 of this paragraph below.
     (2) Each such payment described in subparagraph 1 (c)above shall be due on the first day of each month with Tenant's other Rent payments, with the first such payment due on the Rent Commencement Date. Such monthly amount may be adjusted annually, in Landlord's discretion, during the term of the Lease and any extensions thereof. (3) Tenant's use of such emergency power shall be in accordance with such reasonable rules and regulations as may be established by Landlord from time to time. (4) Landlord shall repair and maintain the Emergency Generator, provided that Tenant shall reimburse Landlord upon demand, as Additional Rent hereunder, for the cost of any repairs or extraordinary maintenance for the Emergency Generator necessitated by acts of Tenant or Tenant's employees, contractors, agents, licensees, invitees, assignees or sublessees. In addition, any installation of equipment, wiring or cabling in the Premises or the Building for the purpose of enabling Tenant to access the Emergency Generator shall be performed by Landlord in accordance with plans and specifications approved by the parties in writing in advance, and Tenant shall reimburse Landlord for the costs of such installation, including, but not limited to, design fees and costs of demolition, plus Landlord's administrative fee of 10% of the installation and connection costs. (5) The provision of Emergency Generator service by Landlord to Tenant shall be subject to the provisions of Article III of the Lease. (6) If Tenant elects to use the Emergency Generator as described in Subparagraph c 1 above, but the Emergency Generator referred to in Subparagraph c 1 is not fully operational by the Rent Commencement Date, as determined by Landlord in its sole discretion, Tenant shall have the right to connect Tenant's Premises temporarily to one of the other currently existing emergency generators in the Building, including that installed by Tenant, as designated by Landlord, provided that: (a) all of the terms and conditions set forth in this Rider shall apply to Tenant's right to use power from such other emergency generator in the same fashion as if Tenant had exercised its right to use power from the new Emergency Generator being installed; (b) if such other emergency generator belongs to a party other than Landlord, Landlord has been able to procure consent of such third party to Tenant's connection to such other emergency generator and Tenant shall pay the entire cost of such connection and any other charges levied by such third party; (c) within thirty (30) days following Tenant's receipt of notice from Landlord that the new Emergency Generator is fully operational, Tenant must

                                                        _______________/  JK
                                                               LANDLORD   TENANT
     disconnect, at its own expense, Tenant's Premises from such other existing emergency generator and connect, at its expense, Tenant's Premises to such new Emergency Generator, as described in more detail in subparagraph 4 above; and (d) once connected to the new Emergency Generator, Tenant's right to use emergency power from such new Emergency Generator remains subject to the terms and conditions set forth in this Rider.

d. Tenant shall have the right to install a connection to Landlord's electrical ground to be accessible on the __ floor, in accordance with equipment specifications and requirements reasonably satisfactory to Landlord, and all applicable laws.

4. STRUCTURAL

Landlord makes no warranties or representations regarding the load bearing capacity of the floors in the Premises and the Building generally or the suitability of the Premises for Tenant's use. Tenant has inspected the Premises and accepts it "As-Is" "Where-Is".

a.   Tenant's floor load bearing capacity needs are as follows:
             Equipment:                86 lbs./usable sq. ft.
             Batteries:                480 lbs./usable sq. ft.
             Office:                   60 lbs./usable sq. ft.

5. LIFE SAFETY

a. Tenant shall have the right to install a water based fire suppression system independent of the Building's systems. Such system shall be connected to the Building's life safety system, if compatible. Such system shall not use Halon or any similar chemical that may have a materially adverse health affect on human beings. Any such installation and the operation of such system shall be done in compliance with all local building, zoning and safety codes, all applicable Fire Underwriters' and Insurance Underwriters" requirements and all rules and regulations of OSHA and the Americans with Disabilities Act and all Legal Requirements.
b. If applicable, Tenant shall have the right to modify the Building's fire sprinkler system serving the Premises to a dry pipe system, if permitted by and in compliance with all applicable local building, zoning and fire safety codes, fire underwriters and insurance underwriters' requirements.

6. OTHER

a. Tenant shall have the right if it is then not in default under the Lease to remove any or all of its equipment, including generators, HVAC, batteries, UPS systems, and the like, from the Premises at any time during the term of the Lease. At the expiration or termination of the Lease, Tenant shall either (i) leave the Premises in the same condition as it was on the date prior to any Tenant Improvements being commenced in the Premises or (ii) leave the Premises with all of the alterations and additions and equipment installed therein. Tenant shall notify Landlord of its decision under the preceding sentence in writing no later than six (6) months prior to the date upon which Tenant intends to quit the Premises.

                                                        _______________/  JK
                                                               LANDLORD   TENANT

                               CO-LOCATION RIDER

         Landlord acknowledges that Tenant's business to be conducted on the Premises requires the installation of certain communications equipment owned by telecommunication customers and co-locators of Tenant ("Permitted Licensees") in the Premises for the Permitted Licensees to interconnect with Tenant's terminal facilities. Accordingly, Landlord agrees not to unreasonably withhold, delay or condition its consent to Tenant's right to license co-location agreements (collectively, "Permitted Agreements") with, the Permitted Licensees, but the Permitted Agreements shall be subject to the provisions of the following paragraph.

         Lessee shall provide Lessor with copies of such proposed Permitted Agreements with a request for Landlord's approval thereof, at least fifteen
(15) business days prior to the proposed effective date of such Permitted Agreements, and Landlord shall respond to such request within ten (10) business days. Tenant acknowledges that the Permitted Agreements shall be subject and subordinate to this Lease and to any mortgages, deeds of trust, or land sale contracts (collectively, "Encumbrances") now or in the future encumbering the Premises. All Permitted Agreements shall contain provisions
(a) unconditionally acknowledging and agreeing to such subordination; (b) requiring the parties thereto to execute such documents as may reasonably be requested by the Landlord or the holder of the Encumbrance to evidence the subordination; (c) disclaiming any right or interest in the Premises or the Lease; (d) affirming that the rights to locate switches and other items in the Premises shall terminate as and when the Lease expires or is sooner terminated; and (e) requiring, notwithstanding any provision of the Permitted Agreement, that the parties thereto comply with all obligations imposed on Tenant under this lease to the extent relating to the portion of the Premises in question, including without limitation, the rules and regulations from time to time in effect under the Lease and the insurance requirements thereof. Tenant shall be liable to Landlord for any violation by its Permitted Licenses of any provisions of this Lease.

                                                        _______________/  JK
                                                               LANDLORD   TENANT